As filed with the Securities and Exchange Commission on November 6, 2014

Securities Act File No. 333-

Investment Company Act File No. 811-23009

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.	☐

Nuveen Technology Opportunities Fund

(Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices)

(800) 257-8787

(Registrant’s Telephone Number, including Area Code)

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies of Communications to:

David P. Glatz	Eric F. Fess
K&L Gates LLP 70 W. Madison St. Suite 3100 Chicago, IL 60602	Chapman and Cutler LLP 111 W. Monroe Chicago, IL 60603

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 par value	1,000 Shares	$25.00	$25,000	$2.91

(1)	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Preliminary Prospectus dated                     , 2014

PROSPECTUS

             Shares

Nuveen Technology Opportunities Fund

Common Shares

$25.00 per Share

The Fund.    Nuveen Technology Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objective.    The Fund’s investment objective is to provide total return. The Fund cannot assure you that it will achieve its investment objective.

Investment Subadvisers.    Wellington Management Company, LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) serve as the Fund’s subadvisers. With an institutional track record in technology beginning in September 1997, the Wellington Global Technology team manages $7.4 billion in dedicated broad technology and sector specific portfolios as of September 30, 2014. Nuveen Asset Management’s Quantitative Equity Strategy team manages over $1 billion in equity and option overlays for six Nuveen managed closed-end funds as of September 30, 2014.

Fund Strategy.    The Fund seeks to achieve its investment objective by investing in technology and technology-related companies (referred to herein as “technology companies”) located anywhere in the world, with a primary focus on equity securities of public and private companies. The Fund will also invest in convertible securities of public and private companies. Technology companies produce or rely upon products, processes and services that derive a significant competitive advantage from the invention, design or application of technological innovations, and thus, in Wellington Management’s view, have potential for rapid growth, profitability and higher market valuations. Technology companies include companies operating in the information technology and telecommunication services sectors, and certain industries within the health care, consumer discretionary and industrials sectors, as described more fully herein. The Fund will also employ an active option writing strategy seeking to enhance the Fund’s risk-adjusted total return and to generate option premiums to more efficiently implement its distribution policy over time.

Wellington Management believes that there are several global themes with the potential to fuel attractive growth in the technology markets; among these are opportunities associated with the shift toward cloud computing, monetizing growth in the use of portable devices, mobile networks and mobile data traffic, the rise of global internet-based businesses and the proliferation of electronics. The Fund seeks to capitalize on these secular long-term growth drivers by investing in technology companies that, in Wellington Management’s view, demonstrate technological leadership and have high or improving market shares, accelerating earnings growth potential, and strong management teams. The ability to invest in private, late-stage technology companies offers the potential to capture more growth than investing only when the company is publicly-traded.

Portfolio Contents.    Under normal market circumstances, the Fund will invest at least 80% of its total assets in securities issued by U.S. and non-U.S. technology companies of any market capitalization, and other investments that provide the Fund with economic exposure to technology companies. The Fund intends to construct its portfolio by allocating approximately 80% of its Managed Assets (as defined herein) to equity securities (referred to herein as the “equity allocation”), (continued on following page)

It is expected that the Fund’s common shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “        .”

No Trading History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.

This prospectus concisely sets forth information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in the Fund’s common shares involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page      of this prospectus. Certain of these risks are summarized in “Special Risk Considerations” beginning on page      of this prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$25.00	$
Sales Load(2)	$1.125	$
Estimated Offering Costs	$0.050	$
Proceeds, After Expenses, to the Fund(3)	$23.825	$

(notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about                     , 2014.

Nuveen Securities

The date of this prospectus is                     , 2014.

(notes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively.

(2)	Nuveen Fund Advisors, LLC, the Fund’s investment adviser (and not the Fund), has agreed to pay, from its own assets, upfront structuring and syndication fees to , and upfront structuring fees to , and may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering. These fees are not reflected under Sales Load in the table above. See “Underwriters—Additional Compensation.”

(3)	The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.05 per common share sold in this offering. Nuveen Fund Advisors, LLC has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.05 per common share. The aggregate offering costs (other than the sales load) to be paid by the Fund currently are estimated to be $ . See “Use of Proceeds.”

(continued from previous page)

Portfolio Contents.    and approximately 20% of its Managed Assets to convertible securities (referred to herein as the “convertible allocation”). The Fund believes the convertible allocation offers the potential for current income and may enhance risk-adjusted total return for the overall portfolio, as convertible securities have historically provided investors with the potential for current income, upside potential from the equity conversion feature, and a measure of downside protection when compared with equity securities. To accommodate differences in performance and market conditions that may vary the asset allocations from their target levels, the Fund will periodically rebalance the allocations to the original targets. The Fund may change its target allocations, or the Fund may change the process for making and implementing its allocation decisions.

The Fund may invest in companies of any market capitalization, located anywhere in the world, including, without limit, in companies located in emerging markets. The Fund may invest in securities of any credit quality as well as unrated securities, and the entire convertible allocation may be invested in securities rated below investment grade or unrated securities. Investments in below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities. The Fund also may invest up to 20% of its Managed Assets in the equity, convertible or debt securities of companies that are not technology companies.

The Fund will employ an active option writing strategy. The Fund expects to write (sell) call options on broad-based indices of securities, custom baskets of individual securities and exchange-traded funds, and individual securities.

Leverage.    The Fund anticipates using leverage to help achieve its investment objective. Following the completion of this offering and if current market circumstances persist, the Fund intends to leverage its portfolio by investing in equity futures on broad-based stock indices that provide notional exposure in an amount equal to approximately [•]% of the Fund’s Managed Assets. The Fund anticipates that its leverage ratio will vary from time to time, based upon changes in market circumstances and variations in the value of the Fund’s holdings. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the Investment Company Act of 1940, as amended. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. There is no assurance that the Fund will use leverage. The Fund’s leverage strategy may not work as planned or achieve its goal. See “Leverage.”

Investment Adviser.    Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, is responsible for overseeing the Fund’s overall investment strategy and its implementation, including the amounts allotted to the equity and convertible allocations and the use of leverage. Nuveen Fund Advisors and Nuveen Asset Management are registered investment advisers and are subsidiaries of Nuveen Investments, Inc., which is a wholly-owned subsidiary of TIAA-CREF, a national financial services organization.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated             , 2014, as amended or supplemented through the effective date of this prospectus, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page      of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (“SAI”) prior to making an investment in the Fund, especially the information set forth under the heading “Risks.”

The Fund	Nuveen Technology Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering	The Fund is offering common shares of beneficial interest at $25.00 per share through a group of underwriters (the “Underwriters”) led by , and Nuveen Securities, LLC. See “Management of the Fund—Investment Adviser and Subadvisers.”

The common shares of beneficial interest of the Fund are called “Common Shares” in this prospectus. In this prospectus, holders of Common Shares are referred to as “Common Shareholders.” You must purchase at least 100 Common Shares ($2,000) in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares within 45 days of the date of this prospectus, solely to cover any over-allotments. See “Underwriters.” Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than the sales load) that exceed $0.05 per Common Share.

Who May Want to Invest	You should consider your investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be appropriate for long-term investors who are seeking:

•	The potential for attractive quarterly distributions;

•	A portfolio of technology companies selected for their potential to outperform the broad technology sector;

•	Access to opportunistic investments in late-stage private companies;

•	An allocation to convertible securities with the potential to provide current income, equity-like upside potential, and a measure of downside protection; and

•	Active management from dedicated global investment teams with deep industry expertise and years of experience.

However, keep in mind that you will need to assume the risks associated with an investment in the Fund. See “Risks.”

Investment Objective	The Fund’s investment objective is to provide total return. The Fund cannot assure you that it will achieve its investment objective. See “The Fund’s Investments” and “Risks.”

Fund Strategy

The Fund seeks to achieve its investment objective by investing in technology and technology-related companies (referred to herein as “technology companies”) located anywhere in the world, with a primary focus on equity securities of public and private companies. The Fund will also invest in convertible securities of public and private companies.

Technology companies produce or rely upon products, processes and services that derive a significant competitive advantage from the invention, design or application of new technological innovations, and thus, in the view of Wellington Management Company, LLP, have potential for rapid growth, profitability and higher market valuations. Technology companies include companies operating in the information technology and telecommunication services sectors and companies operating in the following industries: internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology. Technology companies may also include, in the judgment of Nuveen Fund Advisors, companies operating in other sectors, sub-sectors and industries. The Fund will also employ an active option writing strategy to seek to enhance the Fund’s risk-adjusted total return and to generate option premiums to more efficiently implement its distribution policy over time.

Wellington Management believes that there are several global themes with the potential to fuel attractive growth in the technology markets; among these are opportunities associated with the shift toward cloud computing, monetizing growth in the use of portable devices, mobile networks and mobile data traffic, the rise of global internet-based businesses and the proliferation of electronics. The Fund seeks to capitalize on these secular long-term growth drivers by investing in technology companies that, in Wellington Management’s view, demonstrate technological leadership and have high or improving market shares, accelerating earnings growth potential, and strong management teams. The ability to invest in private, late-stage technology companies offers the potential to capture more growth than investing only when the company is publicly-traded.

Portfolio Contents	Under normal market circumstances, the Fund will invest at least 80% of its total assets in securities issued by U.S. and non-U.S. technology companies of any market capitalization, and other investments that provide the Fund with economic exposure to technology companies.

Strategic Asset Allocation. The Fund intends to construct its portfolio by allocating approximately 80% of its Managed Assets (as defined on page ) to equity securities, (referred to herein as the “equity allocation”), and approximately 20% of its Managed Assets to convertible securities (referred to herein as the “convertible allocation”). The convertible allocation may include investments of up to 5% of the Fund’s Managed Assets in debt securities. The Fund believes the convertible allocation offers the potential for current income and may enhance risk-adjusted total return for the overall portfolio. This strategic allocation is designed to capture potential diversification benefits, mitigate risk and dampen volatility over the market cycle.

Initially, the Fund will not actively adjust its asset mix, which will vary over time based on changing market conditions. If the allocation to equity or convertible securities varies outside a defined range around the strategic target, the Fund will rebalance to bring, the allocation back within range. Over time the Fund may change the target allocation, or it may change the process for making and implementing its allocation decisions to a more active approach. Such changes will be determined by Nuveen Fund Advisors, in consultation with Wellington Management, and will be based upon various factors, which may include the relative performance of each allocation, market conditions and market outlook at that time, in a manner consistent with the Fund’s investment objective.

Equity Allocation. The Fund’s equity allocation may include common stocks, preferred stocks, warrants, rights and depositary receipts of public and private companies. The equity allocation may also include shares of other closed-end investment companies, open-end mutual funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”) that invest primarily in equity securities, subject to applicable regulatory limits. The equity allocation may include shares of companies purchased in initial public offerings (“IPOs”).

Convertible Allocation. The Fund’s convertible allocation may include convertible debt, convertible preferred stock and synthetic convertible securities of public and private companies. The convertible allocation may also include investments of up to 5% of the Fund’s Managed Assets in secured and unsecured debt securities. The convertible allocation may include common stock received upon conversion of convertible securities held by the Fund. Securities in the convertible allocation may be of any term and pay interest or dividends that are based on a fixed or floating rate. The Fund may invest in securities of any credit quality as well as unrated securities, and the entire convertible allocation may be invested in securities rated below investment grade or unrated securities. Investments in below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

Global Technology Focus. The Fund may invest in technology companies located anywhere in the world, including, without limit, in companies located in emerging markets. See “Portfolio Composition and Other Information—Non-U.S. Companies.”

Non-U.S. securities in which the Fund may invest may be U.S. dollar denominated or non-dollar denominated. The Fund may hedge certain non-U.S. currency exposures for the purpose of protecting the portfolio against movements in non-U.S. currencies or for defensive purposes when Wellington Management determines that it is in the best interest of shareholders.

Option Overlay. The Fund will employ an active option writing strategy (the “option overlay”) to seek to enhance the Fund’s risk-adjusted total return and to generate option premiums to more efficiently implement its distribution policy over time. The Fund expects to write (sell) call options on broad-based indices of securities, custom baskets of individual securities and ETFs, and individual securities. In employing the option overlay, the Fund will seek to enhance its ability to retain option premiums in varying equity market environments, by maintaining the flexibility to sell different types of option contracts and to take into account differences in volatility and sector or company specific factors when making investment decisions.

Following the completion of this offering and if current market circumstances persist, the notional value of the call options written by the Fund is expected to range from     % to     % of Managed Assets. The option overlay level may vary over extended periods of time depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. Nuveen Asset Management will actively manage the option overlay based on market-level macroeconomic and security-specific insights and will vary the terms of the option overlay including the notional value of options written, contract type and term and the moneyness of each option. The Fund’s option overlay will be managed consistent with the Fund’s investment objective and as such the notional value of the Fund’s options sold may be reduced based on market conditions. When the Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written will be limited in proportion to the overwrite. The notional value of the call options written by the Fund will not exceed 50% of Managed Assets. There can be no assurance that the option overlay will be successful.

Derivatives. The Fund also may utilize derivatives, including futures contracts, options, swaps, options on futures contracts and forward foreign currency exchange contracts. The Fund may use derivatives to leverage the Fund’s portfolio, manage market or business risk, to enhance the Fund’s return or to hedge against adverse movements in currency exchange rates or markets. Following the completion of this offering and if current market circumstances persist, the Fund intends to leverage its portfolio by investing in equity futures on broad-based stock indices. See “Leverage.” The use of derivative instruments involves judgment and there can be no guarantee that it will be successful. See “Portfolio Composition and Other Information—Derivatives.”

Other Investments. The Fund may invest up to 20% of its Managed Assets in the equity, convertible or debt securities of companies that are not technology companies. The Fund may invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers) and illiquid securities, including securities of private companies. The Fund may engage in active and frequent trading of portfolio securities to seek to achieve its investment objective. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments and short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be implemented timely (or at all) and if implemented, ultimately successful.

Investment Philosophy

With a primary focus on technology companies, the Fund is expected to benefit from Wellington Management’s global perspective, broad research coverage and its knowledge and experience with innovative technologies. Nuveen Fund Advisors and Wellington Management believe that over the coming years technology-related sectors and industries will continue to grow faster than the overall global economy. Within these sectors and industries, technological and market changes, competition, and the opportunities for emerging companies create an exceptionally dynamic investment platform. The Fund’s portfolio managers believe that the market opportunities associated with the shift towards cloud computing, monetizing growth in the use of portable devices, mobile networks and mobile data traffic, the rise of global internet-based businesses and the proliferation of electronics have the potential to fuel attractive growth in technology-related sectors and industries. The Fund seeks to capitalize on these secular growth drivers by investing in technology companies that have high or improving market shares, accelerating earnings growth, and strong management teams.

Wellington Management has a lengthy track record of identifying investment opportunities in companies at all stages of their development. Wellington Management sees opportunities in the private markets, where late-stage, established technology companies with proven management teams and solid business models are actively seeking capital to accelerate growth prior to, or in lieu of, an IPO or sale of these companies. Wellington Management is well-positioned to take advantage of these potential opportunities, managing funds that serve as late-stage capital providers, but also, potentially, as long-term investors after a private firm has gone public. Wellington Management has over a decade of experience investing in private companies. The firm’s reputation as a large, experienced institutional investor with deep experience and contacts across industries may fit the criteria many late-stage private companies are seeking in a cornerstone investor prior to an IPO or sale. This could potentially help Wellington Management access a wide range of technology investment opportunities across the private market spectrum.

Investment Policies	For information about the Fund’s anticipated initial portfolio composition, including expected initial investment allocations, see “Portfolio Composition and Other Information—Initial Portfolio Composition” on pages .

Under normal circumstances, the Fund will invest subject to the following policies:

•

The Fund will invest at least 80% of its total assets in securities issued by U.S. and non-U.S. technology companies of any market capitalization, and other investments that provide the Fund with economic exposure to technology companies.

•

The Fund may invest up to 25% of its Managed Assets in securities issued by companies that do not have a class of securities registered, or that are not subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such securities are referred to in this prospectus as “private company securities.”

•	Up to 100% of the Fund’s convertible allocation may consist of securities rated below investment grade or unrated securities.

•	The Fund may invest without limit in illiquid securities.

For purposes of the investment policies provided above, such policies apply only at the time of purchase, and the Fund is under no obligation to sell securities as a result of changes in market values.

Leverage	The Fund anticipates using leverage to help achieve its investment objective. The Fund may utilize the following forms of leverage: (a) equity futures and other derivative instruments that have the economic effect of leverage; (b) borrowings, including loans from financial institutions, or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations (collectively, “Borrowings”); and (c) the issuance of preferred shares of beneficial interest (“Preferred Shares”) or other senior securities ((b) and (c) are collectively referred to as “regulatory leverage”). The Fund does not intend to use regulatory leverage during its first full year of operations. The total leverage achieved through the combination of regulatory leverage and leverage from derivative instruments is referred to in this prospectus as “effective leverage.” “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles) and the notional amount of any equity futures or other derivative instruments used by the Fund to create effective leverage exposure.

Following the completion of this offering and if current market conditions persist, the Fund intends to leverage its portfolio by investing in equity futures on broad-based stock indices that provide notional exposure equal to approximately [ ]% of the Fund’s Managed Assets. The Fund’s effective leverage will not exceed 25% of its Managed Assets.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to the Fund’s subadviser, Nuveen Asset Management) and a subadvisory fee to Wellington Management based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of effective leverage as set forth in the Fund’s investment management agreement. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore increasing Nuveen Fund Advisors’ fees means that Nuveen Fund Advisors may have an incentive to increase the Fund’s use of leverage. Nuveen Fund Advisors will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. See “Leverage” and “Risks—Leverage Risk.” There is no assurance that the Fund will use leverage. The Fund’s use of leverage may not work as planned or achieve its goals.

Distributions	Commencing with the first distribution, the Fund will seek to pay regular quarterly cash distributions to Common Shareholders stated in terms of a fixed amount per Common Share distribution that may be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gain or, possibly, returns of capital representing either unrealized capital gains or a return of shareholder principal. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund expects to declare its initial Common Share distribution approximately 30 to 60 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market circumstances. The Fund reserves the right to change its distribution policy and the basis for establishing its quarterly distributions at any time and may do so without prior notice to Common Shareholders.

The Fund will seek to establish a distribution rate that roughly corresponds to Nuveen Fund Advisors’ projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. Nuveen Fund Advisors, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and accrued dividends to preferred shareholders, if any. So long as the Fund is solvent, and has monies legally available, it intends to pay such interest and dividends in full in a timely manner.

If, for any quarterly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets as a return of capital. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year may include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year. The Fund anticipates that it will generate returns and source distributions from multiple investment types within the portfolio and the tax character of these investments will depend on a number of factors and vary from period to period. The Fund’s level of equity portfolio turnover may increase the potential for realized capital gains, substantially all of which the Fund intends to distribute in order to minimize tax impact. To the extent that the Fund realizes capital gains in excess of its regular quarterly distributions, supplemental distribution(s) may occur at year end to account for the difference. The Fund’s actual financial performance will likely vary significantly from quarter-to-quarter and from year-to-year, and there may be extended periods of up to several years when the distribution rate may either exceed or be less than the Fund’s actual total return. Combined, these factors may lead to a long-term decline in the Fund’s net asset value despite positive overall total returns to Common Shareholders. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total return will be over any specific future period.

For U.S. federal income tax purposes, a return of capital will reduce a Common Shareholder’s adjusted tax basis in his or her Common Shares, with any amount distributed in excess of basis treated as capital gain. A reduction in tax basis can result in a greater amount of gain or a smaller amount of loss when a Common Shareholder sells such Common Shares. It is possible that a return of capital could cause a Common Shareholder to pay a tax on capital gains with respect to Common Shares that are sold for an amount less than the price originally paid for them. See “Tax Matters.” The exact U.S. federal income tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.” See “Distributions” for additional information.

Automatic Reinvestment	Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.”

Investment Adviser and Subadvisers	Nuveen Fund Advisors serves as the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation, including the amounts allotted to the equity and convertible allocations and the use of leverage. Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $231 billion of assets under management as of June 30, 2014. According to Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end funds as measured by the number of funds (97) and the amount of fund assets under management (approximately $60 billion) as of September 2014.

On October 1, 2014, Nuveen Investments was acquired by TIAA-CREF. TIAA-CREF is a national financial services organization with approximately $[844] billion in assets under management, as of June 30, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments is a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments operates as a separate subsidiary within TIAA-CREF’s asset management business.

Wellington Management serves as the Fund’s subadviser responsible for the investment of the Fund’s equity and convertible allocations. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm, which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2014, Wellington Management had investment management authority with respect to approximately $892 billion in assets. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership. With an institutional track record in technology dating back to September 1997, Wellington Management’s Global Technology Team

manages $7.4 billion in dedicated broad technology and sector specific portfolios (as of September 30, 2014).

Nuveen Asset Management serves as the Fund’s subadviser responsible for managing the Fund’s equity futures investments and the option overlay. Nuveen Asset Management, a registered investment adviser, is a subsidiary of Nuveen Fund Advisors. As of June 30, 2014, Nuveen Asset Management had approximately $127 billion of assets under management. Nuveen Asset Management’s Quantitative Equity Strategy team manages over $1 billion in equity and option overlays for six Nuveen managed closed-end funds as of September 30, 2014.

The Fund will pay Nuveen Fund Advisors and Wellington Management a total annual management fee, payable monthly in arrears, in a maximum amount equal to 0. % of the Fund’s average daily Managed Assets. Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, Nuveen Fund Advisors will receive % of the Fund’s total annual management fee. Pursuant to an investment sub-advisory agreement between Wellington Management and the Fund, Wellington Management will receive % of the Fund’s total annual management fee.

The total annual management fee is equal to the sum of two components—a “fund-level fee,” based only on the amount of assets within the Fund, and a “complex-level fee,” based upon the aggregate amount of all eligible assets of all Nuveen Funds (as defined in “Management of the Fund—Investment Management and Subadvisory Agreements—Complex-Level Fee”). The fund-level fee is a maximum of 0. % of the Fund’s average daily Managed Assets, with lower fees for assets that exceed $500 million. The complex-level fee begins at a maximum of 0.20% of average daily Managed Assets, based upon complex-wide eligible assets of $55 billion, with lower fees for eligible assets above that level. For more information, see “Management of the Fund—Investment Management and Subadvisory Agreements.” Based on eligible assets as of , 2014, the complex-level fee would be 0. % of Managed Assets, and the total fee to Nuveen Fund Advisors and Wellington Management would be 0. % of Managed Assets (assuming Managed Assets of $ million or less).

Pursuant to an investment subadvisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, Nuveen Fund Advisors will pay Nuveen Asset Management a portfolio management fee equal to % of the investment management fee paid to Nuveen Fund Advisors. For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund.”

Listing	It is expected that the Common Shares will be approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance. See “Description of Shares and Debt—Common Shares.” The trading or “ticker” symbol of the Common Shares is “ .”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Fund’s custodian and transfer agent. See “Custodian and Transfer Agent.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Non-Diversified Status. Because the Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, economic, political, geographic or regulatory risk or occurrence.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Proceeds from the sale of Common Shares in this offering will be reduced by 4.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $23.875, before deducting offering costs. Net asset value of the Fund and net asset value per Common Share are then further reduced by the amount of offering costs paid by the Fund (estimated to be up to an additional $0.05 per Common Share) making the Fund’s net asset value per Common Share equal to $23.825 immediately after this offering is completed. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Concentration Risk. The Fund’s portfolio will be concentrated in securities issued by technology companies and other investments that provide economic exposure to technology companies. Because the Fund will be concentrated in such securities, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. General changes in market sentiment towards technology companies may adversely affect the Fund, and the performance of technology companies may lag behind the broader market as a whole. Risks associated with technology companies include, but are not limited to, the following:

Technology Company Risk.    The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Telecommunications Company Risk.    The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to residential, corporate and governmental customers. Telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Consumer Discretionary Company Risk. Consumer discretionary companies deliver non-essential products and services whose demand tends to increase as consumers’ disposable income increases. These companies may include, for example, internet and catalog retailers; specialty retailers of electronics and automotives; manufacturers of auto parts and accessories, autos, motorcycles and scooters; manufacturers of consumer electronic products; manufacturers of household appliances; and TV and cable companies. The consumer discretionary industries can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Health Care Company Risk. The Fund’s investments in health care companies may be significantly affected by the supply of and demand for specific products and services, and are subject to a number of risks, including the adverse impact of government regulations and legislative actions. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Obtaining government approvals may be a lengthy, expensive process with an uncertain outcome. In addition, health care companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures. These risks may have a material adverse effect on the value of the Fund’s investment in such health care companies. The success of biotechnology and pharmaceutical companies is highly dependent on the development, procurement or marketing of drugs. The values of such companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information.

Industrial Products, Services and Equipment Company Risk.    Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Common Stock Risk. The marketplace for publicly traded equity securities is volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive circumstances within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

High Portfolio Turnover and Stock Market Volatility Risk. The Fund may have annual portfolio turnover in excess of 100%, which equates to the Fund buying and selling all of the securities in its portfolio once during the course of a year. A high portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover also may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Volatile stock markets can trigger more frequent realization of short-term capital gains, which would in turn increase the frequency of these supplemental distributions to Common Shareholders. Over time, the Fund’s net asset value may decline as a result of these supplemental distributions.

Smaller Company Risk.    Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies and the purchase or sale of more than a limited number of shares of smaller companies may affect their stock prices. Smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller companies tend to have fewer key suppliers and customers, limited product lines, markets, distributions channels or financial resources, and management of such companies may be dependent upon one or a few key people. Changes in suppliers, customers, business lines or personnel, therefore, may have a greater impact on a smaller company’s stock price than on a larger company. The market movements of equity securities issued by companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Risks Associated with Private Company Investments. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. There is typically not a readily available market value for the Fund’s private company securities. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private company securities may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. See “— Restricted and Illiquid Securities Risk” and “— Valuation Risk.”

New Issues Risk.    “New Issues” are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Issuer Credit Risk, Below Investment Grade Risk and Unrated Securities Risk, as described below. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. See “—Interest Rate Risk,” “—Issuer Credit Risk,” “—Below Investment Grade Risk,” “—Unrated Securities Risk” and “—Distressed and Defaulted Securities Risk.”

Synthetic convertible securities are created through a combination of separate securities, each with its own market value, that possess the two principal characteristics of a traditional convertible security. The value of a synthetic convertible security may respond differently to market fluctuations than a convertible security because of its composition. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, and remains there throughout the exercise period, the warrant or option may lose all value. Because a synthetic convertible security includes an income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives. See “—Interest Rate Risk” and “—Derivatives Risk, including the Risk of Swaps.”

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt:

Interest Rate Risk. Interest rate risk is the risk that fixed rate securities such as convertible bonds and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Longer-term fixed rate securities are generally more sensitive to interest rate changes. The Fund’s investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Currently, market interest rates are at or near record historical lows.

Issuer Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay dividends, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a convertible or debt security experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. With respect to the Fund’s investments in securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that a credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Below Investment Grade Risk. Securities of below investment grade quality are regarded as having speculative characteristics with respect to capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated securities, which react primarily to fluctuations in the general level of interest rates. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objective will be more dependent on its portfolio managers’ credit analysis than would be the case when the Fund invests in rated securities.

Distressed and Defaulted Securities Risk. Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. It may be difficult to obtain information as to the true financial condition of a financially distressed issuer. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Risk Associated with the Fund’s Option Overlay. The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Call Options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Fund writes covered calls over more of its portfolio, the Fund’s ability to benefit from capital appreciation becomes more limited. In addition, the value of any call options written by the Fund will be affected by, among other things, changes in the value of the custom baskets or other assets underlying the options and the remaining time to the options’ expiration. Moreover, the call options written by the Fund may not serve to hedge completely the Fund’s liabilities under such options. The extent of the Fund’s call option writing activity will depend on market conditions and an ongoing assessment by Nuveen Asset Management of the attractiveness (from a risk/reward standpoint) of writing call options.

Index Option Risk.    The Fund may sell index call options from time to time. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying securities in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its Common Shares may be derived in part from the net index option premiums it receives from selling index call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).

Over-the-Counter Option Risk. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Tax Risk.    Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.

Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Restricted and Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk.    When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Fund’s Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Other Investment Companies Risk. The Fund may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies including open-end and closed-end funds and ETFs. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities, which would magnify the Fund’s leverage risk. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. An ETF that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of shares of ETFs and closed-end funds may differ from their net asset value.

Leverage Risk. The Fund’s anticipated use of leverage through investment in equity futures will give the Fund’s portfolio economic investment exposure that is greater than the investment amount, thus multiplying the effect of potential gains or losses on the portfolio. This use of leverage increases the volatility of the Fund’s net asset value and potentially of its distribution and market price. In shorter investment horizons or in periods of economic downturn or higher volatility, leverage will typically magnify down-trend outcomes. The Fund’s use of leverage will create an opportunity for increased Common Share net income and returns, but also will create two major types of risks for Common Shareholders:

•

the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of leverage, are borne entirely by the Common Shareholders; and

•	the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the securities acquired with leverage.

The amount of fees paid to Nuveen Fund Advisors and the Fund’s subadvisers for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets, which includes the amount from leverage, which may create a conflict of interest between Nuveen Fund Advisors and the subadvisers and the Common Shareholders.

The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the net asset value of the Common Shares. The Fund may, based on its assessment of market circumstances, increase or decrease its level of leverage. Such changes may impact net investment income and the valuation of the Common Shares in the secondary market. There can be no assurance that the Fund will use leverage or that the Fund’s leverage strategy will be successful.

Non-U.S. Securities Risk. The Fund may invest in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. Investments in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments are generally subject to risks associated with equity securities and investments in non-U.S. securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Emerging Markets Risk. The Fund may invest in securities of emerging markets issuers. [Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries.] Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom).

Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may seek to protect itself from changes in currency exchange rates through hedging transactions depending on market circumstances. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Preferred Securities Risk.    Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Derivatives Risk, including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested.

The risks associated with derivatives transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses.

Whether the Fund’s use of derivatives is successful will depend on, among other things, whether Nuveen Fund Advisors and the Fund’s subadvisers correctly forecast market circumstances, liquidity, market values, interest rates and other applicable factors. If Nuveen Fund Advisors and the subadvisers incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, there can be no assurance that the derivatives investing techniques, as they may be developed and implemented by the Fund, will be successful in mitigating risk or achieving the goal of enhancing the Fund’s risk-adjusted total return over the longer term. The use of derivatives to enhance current income may be particularly speculative.

The Fund may enter into debt-related derivative instruments, including interest rate swaps, as well as other types of derivatives. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and the subadvisers of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships including bankruptcy as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Recent Market Circumstances. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic circumstances, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of the Fund’s distribution rates on its Common Shares.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic circumstances could impair the Fund’s ability to achieve its investment objective.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These circumstances resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market circumstances may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Issuer Specific Risk. A security issued by a particular issuer may be impacted by factors that are unique to that issuer and thus may cause that security’s return to differ from that of the market. As a result, investments impacted by such factors may result in underperformance. This risk will be greater if an account concentrates its investments.

Manager Risk.    Investment performance depends on the portfolio management teams and the teams’ investment strategies. If the investment strategies do not perform as expected, if opportunities to implement those strategies do not arise, or if the team does not implement its investment strategies successfully, an investment portfolio may underperform or suffer significant losses. There is no assurance that a manager’s investment strategies will be successful, or that previously successful strategies will continue to be successful in the future. A manager may make changes to the investment strategies where it considers it necessary to do so.

Potential Conflicts of Interest Risk. Nuveen Fund Advisors and Nuveen Asset Management each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Nuveen Asset Management may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. Nuveen Fund Advisors and Nuveen Asset Management have each adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. The Fund’s portfolio managers who are employees of Wellington Management and listed in this prospectus as responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Portfolio Manager may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund.

For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors, Nuveen Asset Management and Wellington Management address such conflicts, please see please see “Management of the Fund—Portfolio Management—Potential Material Conflicts of Interest” in the SAI.

Borrowing Risk. In addition to borrowing for leverage (See, “Leverage”), the Fund may borrow for temporary or emergency purposes, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Legislation and Regulatory Risk. At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Tax Risk. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to regulated investment companies, the Fund must comply with certain investment, distribution, and diversification requirements. If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends. See “Tax Matters.”

Data Breach Risk. Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Anti-Takeover Provisions. The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-laws (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments, TIAA-CREF and/or Wellington Management. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

SUMMARY OF FUND EXPENSES

The purpose of the table and example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues                                          Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues less than                                          Common Shares. See “Management of the Fund.”

Percentage of Offering Price

Common Shareholder Transaction Expenses (as percentage of offering price)
Sales Load Paid by You	4.50%
Offering Costs Borne by the Fund(1)		%
Dividend Reinvestment Plan Fees(2)	None

As a Percentage of Net Assets Attributable to Common Shares

Annual Expenses
Management Fees(3)		%
Other Expenses(4)		%

Total Annual Expenses		%

(1)	Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay offering costs of the Fund (other than sales load) that exceed $0.05 per Common Share. Based on an estimated offering size of $ (approximately Common Shares), the Fund would pay a maximum of $ of offering costs and Nuveen Fund Advisors would pay all offering costs in excess of $ , which is currently estimated to be $ .

(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.

(3)	Calculated at the highest Fund-level breakpoint ( . %) and the highest complex-level breakpoint ( . %). As of September 30, 2014, the complex-level fee was . %. See “Management of the Fund—Investment Management and Subadvisory Agreements.”

(4)	[Expenses attributable to the Fund’s investments, if any, in other investment companies, including closed-end funds and ETFs, are currently estimated not to exceed 0.01% of net assets attributable to Common Shares. See “The Fund’s Investments—Other Investments—Other Investment Companies.”]

Example

The following example illustrates the expenses (including (i) the sales load of $         and (ii) estimated offering expenses of this offering of $         ) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of     % of net assets attributable to Common Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 Years
$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on October 23, 2014, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $         ($         if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than the sales load) that exceed $0.05 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objective and policies within approximately [three] months after the completion of the offering. Pending such investment, the Fund may invest up to 100% of its Managed Assets in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to provide total return. The Fund cannot assure you that it will achieve its investment objective.

Fund Strategy

The Fund seeks to achieve its investment objective by investing in technology companies located anywhere in the world, with a primary focus on equity securities of public and private companies. The Fund will also invest in convertible securities of public and private companies.

Technology companies produce or rely upon products, processes and services that derive a significant competitive advantage from the invention, design or application of technological innovations, and thus, in Wellington Management’s view, have potential for rapid growth, profitability and higher market valuations. Technology companies include companies operating in the information technology and telecommunication services sectors and companies operating in the following industries: internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology. Technology companies may also include, in the judgment of Nuveen Fund Advisors, companies operating in other sectors, sub-sectors and industries. The Fund will also employ an active option writing strategy seeking to enhance the Fund’s risk-adjusted total return and to generate option premiums to more efficiently implement its distribution policy over time.

Wellington Management believes that there are several global themes with the potential to fuel attractive growth in the technology markets; among these are opportunities associated with the shift toward cloud computing, monetizing growth in the use of portable devices, mobile networks and mobile data traffic, the rise of global internet-based businesses and the proliferation of electronics. The Fund seeks to capitalize on these secular long-term growth drivers by investing in technology companies that, in Wellington Management’s view, demonstrate technological leadership and have high or improving market shares, accelerating earnings growth potential, and strong management teams. The ability to invest in private, late-stage technology companies offers the potential to capture more growth than investing only when the company is publicly-traded.

Strategic Asset Allocation

The Fund intends to construct its portfolio by allocating approximately 80% of its Managed Assets to equity securities (referred to herein as the “equity allocation”), and approximately 20% of its Managed Assets to convertible securities (referred to herein as the “convertible allocation”). The convertible allocation may include investments of up to 5% of the Fund’s Managed Assets in debt securities. The Fund believes the convertible allocation offers the potential for current income and may enhance risk-adjusted total return for the overall portfolio. This strategic allocation is designed to capture potential diversification benefits, mitigate risk and dampen volatility over the market cycle.

Initially, the Fund will not actively adjust its asset mix, which will vary over time based on changing market conditions. If the allocation to equity or convertible securities varies outside a defined range around the strategic target, the Fund will rebalance to bring the allocation back within range. Over time, the Fund may change the target allocation, or it may change the process for making and implementing its allocation decisions to a more active approach. Such changes will be determined by Nuveen Fund Advisors, in consultation with Wellington Management, and will be based upon various factors, which may include the relative performance of each allocation, market conditions and market outlook at that time, in a manner consistent with the Fund’s investment objective.

Equity Allocation.    The Fund’s equity allocation may include common stocks, preferred stocks, warrants, rights and depositary receipts of public and private companies. The equity allocation may also include shares of other closed-end investment companies, open-end mutual funds, ETFs and BDCs that invest primarily in equity securities subject to applicable regulatory limits. The equity allocation may include shares of companies purchased in IPOs.

Convertible Allocation    The Fund’s convertible allocation may include convertible debt, convertible preferred stock and synthetic convertible securities of public and private companies. The convertible allocation may also include investments of up to 5% of the Fund’s Managed Assets in secured and unsecured debt securities. The convertible allocation may include common stock received upon conversion of convertible securities held by the Fund. Securities in the convertible allocation may be of any term and pay interest or dividends that are based on a fixed or floating rate. The Fund may invest in securities of any credit quality as well as unrated securities, and the entire convertible allocation may be invested in securities rated below investment grade or unrated securities. Investments in below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

Global Technology Focus.    The Fund may invest in technology companies located anywhere in the world, including, without limit, in companies located in emerging markets.

Non-U.S. securities in which the Fund may invest may be U.S. dollar denominated or non-dollar denominated. The Fund may hedge certain non-U.S. currency exposures for the purpose of protecting the portfolio against movements in non-U.S. currencies or for defensive purposes when Wellington Management determines that it is in the best interest of shareholders.

Option Overlay.    The Fund will employ an active option writing strategy (the “option overlay”) to seek to enhance the Fund’s risk-adjusted total return and to generate option premiums to more efficiently implement its distribution policy over time. The Fund expects to write (sell) call options on broad-based indices of securities, custom baskets of individual securities and ETFs, and individual securities. In employing the option overlay, the Fund will seek to enhance its ability to retain option premiums in varying equity market environments, by maintaining the flexibility to sell different types of option contracts and to take into account differences in volatility and sector or company specific factors when making investment decisions.

A custom basket call option is a single, over-the-counter (“OTC”) contract on a group of securities constructed to track an index within parameters determined by Nuveen Asset Management. The purpose in structuring these custom baskets is to enhance Nuveen Asset Management’s ability to implement its option overlay and to retain option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time.

The Fund will write a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund will write a call option on an index or a custom basket of securities only if the Fund segregates or earmarks liquid assets with its custodian in an amount equal to the contract value of the index or custom basket. The exercise of index call options and custom basket call options is settled in cash, which may subject the Fund to certain risks. See “Risk Associated with the Option Overlay.”

Following the completion of this offering and if current market circumstances persist, the notional value of the call options written by the Fund is expected to range from [    %] to [    %] of Managed Assets. The option overlay level may vary over extended periods of time depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. Nuveen Asset Management will actively manage the option overlay based on market-level macroeconomic and security-specific insights and will vary the terms of the option overlay including the notional value of options written, contract type and term and the moneyness of each option. The Fund’s option overlay will be managed consistent with the Fund’s investment objective and as such the notional value of the Fund’s options sold may be reduced based on market conditions. When the Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written will be limited in proportion to the overwrite. The notional value of the call options written by the Fund will not exceed 50% of Managed Assets.

The option overlay level may vary over extended periods of time depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. There can be no assurance that the option overlay will be successful.

Investment Philosophy

Wellington Management has overall responsibility for managing the Fund’s equity allocation and convertible allocation. With a primary focus on technology companies, the Fund is expected to benefit from Wellington Management’s global perspective, broad research coverage and its knowledge and experience of innovative technologies. Nuveen Fund Advisors and Wellington Management believe that over the coming years technology-related sectors and industries will continue to grow faster than the global economy. Within these sectors and industries, technological and market changes, competition, and the opportunities for emerging companies creates an exceptionally dynamic investment platform. The Fund’s portfolio managers believe that the market opportunities associated with the shift towards cloud computing, monetizing growth in the use of portable devices, mobile networks and mobile data traffic, and the rise of global internet-based businesses and their proliferation have the potential to fuel attractive growth in technology-related sectors and industries. The Fund seeks to capitalize on these secular growth drivers by investing in technology companies that have high or improving market shares, accelerating earnings growth, and strong management teams.

Wellington Management’s Global Technology Team has a bottom-up approach to fundamentals based investing. The team’s evaluation of technology companies is grounded by their knowledge of the overall competitive environment, including supply/demand characteristics, secular trends, existing product evaluations, and new product developments. Wellington Management believes that inefficiently priced stocks can be found through extensive fundamental research. By focusing on early identification of the factors that lead to positive earnings revisions, Wellington Management seeks to discover favorable investment opportunities not yet recognized in the market.

Wellington Management has a lengthy track record of identifying investment opportunities in companies at all stages of their development. The Fund pursues its investment objective through the use of multiple sources of potential total return, by varying the Fund’s exposure across technology-related sectors and industries including public and private company investment opportunities and also convertible securities issued by primarily technology companies but also companies in other industries. Through investments in a diversified portfolio of convertible securities, the Fund’s convertible allocation is designed to deliver long-term exposure to equity-like upside, with lower volatility, better downside protection and higher current income. Wellington Management’s convertible securities team’s approach focuses on gaining exposure to standard (near-the-money) convertible securities as they believe this section of the convertible securities market delivers the most attractive long-term risk-adjusted performance through their optionality and convexity. The Fund’s investments in equity sensitive convertible securities are focused on the team’s best ideas. To a lesser extent, the convertible securities team may find opportunities in debt securities and out-of-the money convertible securities.

Wellington Management sees opportunities in the private markets, where late-stage, established technology companies with proven management teams and solid business models are actively seeking capital to accelerate growth prior to, or in lieu of, an IPO or sale of these companies. Wellington Management is well-positioned to take advantage of these potential opportunities, managing funds that serve as late-stage capital providers, but also, potentially, as long-term investors after a private firm has gone public. Wellington Management’s fundamental criteria for investment consideration of these private equity technology opportunities includes: attractive valuation, proven products, strong pipeline, quality management, high visibility/confidence in earnings and strong positioning relative to competitors.

Wellington Management has over a decade of experience investing in private companies. The firm’s reputation as a large, experienced institutional investor with deep experience and contacts across industries may fit the criteria many late-stage private companies are seeking in a cornerstone investor prior to an IPO or sale. This could potentially help Wellington Management access a wide range of technology investment opportunities across the private market spectrum.

Investment Policies

Under normal market circumstances, the Fund will invest subject to the following policies:

•

The Fund will invest at least 80% of its total assets in securities issued by U.S. and non-U.S. technology companies of any market capitalization, and other investments that provide the Fund with economic exposure to technology companies.

•

The Fund may invest up to 25% of its Managed Assets in securities issued by companies that do not have a class of securities registered, or that are not subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such securities are referred to in this prospectus as “private company securities.”

•	Up to 100% of the Fund’s convertible allocation may consist of securities rated below investment grade or unrated securities.

•	The Fund may invest without limit in illiquid securities.

For purposes of the investment policies provided above, such policies only apply at the time of purchase, and the Fund is under no obligation to sell securities as a result of changes in market values.

Other Policies

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such techniques will be successful.

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund, are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, the Fund’s policy of investing at least 80% of its total assets in securities issued by U.S. and non-U.S. technology companies of any market capitalization and other investments that provide the Fund with economic exposure to technology companies may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

Certain investment policies specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares (and preferred shares, if any). A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Restrictions” in the SAI for a list of the fundamental and non-fundamental investment policies of the Fund.

Overall Fund Management

Nuveen Fund Advisors serves as the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation, including the amounts allotted to the equity and convertible allocations and the use of leverage. This oversight will include ongoing evaluation of the Fund’s subadvisers (Wellington Management and Nuveen Asset Management), investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution and other factors. Wellington Management is the Fund’s subadviser responsible for managing the Fund’s equity and convertible allocations. Nuveen Asset Management is the Fund’s subadviser responsible for managing the Fund’s equity futures investments and the option overlay.

Wellington Management Investment Process

Equity Allocation

Wellington Management manages the Fund’s equity allocation. In selecting securities of public and private companies for the equity allocation, Wellington Management will utilize a bottom-up approach based on proprietary fundamental research and valuation analysis. Wellington Management’s Global Technology Team focuses on direct contact with company management, suppliers, and competitors in order to determine favorable investment opportunities not yet recognized by the market. Security weights are based upon supply/demand characteristics, secular trends, existing product evaluations, and new product developments, while country allocation is typically a fallout from stock selection.

Convertible Allocation

Wellington Management manages the Fund’s convertible allocation. Wellington Management’s convertible securities investment process is a dynamic interaction of three components: fundamental company research, top-down macro and sector themes, and portfolio construction and risk control. Wellington Management’s convertible team leverages company and sector views of five groups of analysts within Wellington Management, including equity industry analysts, equity sector analysts, investment grade credit analysts, high yield credit analysts, and derivatives analysts. For “near the money” securities, the portfolio manager will seek input from equity analysts to ensure there is a suitable upside investment case, credit analysts to validate that the bond floor will hold in a downside scenario, and derivatives analysts to evaluate the valuation and convexity profile of the deal. Similarly, analysis of “equity sensitive” convertible securities are likely to be driven more by the equity analyst’s view on the company, while “out of the money” convertible securities or debt securities will be driven more by credit analysis. In order to incorporate top-down macroeconomic themes, Wellington Management’s convertible securities team leverages research performed by in-house dedicated macroeconomic strategists. Their research is combined with the portfolio manager’s own insights gleaned from bottom-up security research, incorporating specific industry themes and relative value between asset classes.

Nuveen Asset Management Investment Process

Option Overlay

Nuveen Asset Management will be responsible for managing the option overlay. Nuveen Asset Management is responsible for determining the notional value, timing and terms of the option overlay. In accordance with the Fund’s investment objective, Nuveen Asset Management will actively manage the option overlay by adhering to a structured process that centers on three key principles. First, Nuveen Asset Management will rely on market-level macroeconomic and security-specific insights to help establish the overall terms of the option overlay program (i.e., the amount, type, moneyness, and maturity of the call options utilized). Second, Nuveen Asset Management will assess the relative attractiveness of the Fund’s portfolio of investments to help optimize which assets to write call options against. Third, Nuveen Asset Management will seek to minimize “tracking error” to determine if the current market outlook is consistent with the option overlay’s risk and reward exposure. There can be no assurance that the option overlay will be successful.

The option overlay seeks to produce option premiums for the purpose of enhancing the Fund’s risk-adjusted total return over time. The Fund will seek to enhance its ability to retain premiums by emphasizing options exposure to securities that the portfolio managers believe are likely to underperform the relevant market benchmarks. Option premiums generated by this strategy may also enable the Fund to more efficiently implement its distribution policy. Nuveen Asset Management believes that options techniques offer the opportunity to create an additional potential source of excess return for a diversified equity or fixed income strategy without added outlays of capital. Such techniques rely upon a dynamic framework that seeks to add return in stable or flat equity market environments or reduce risk profile and offset potential losses during periods of general market decline. The objectives may be realized by increasing the level of the option overwrite, reducing the out-of the-money strike prices relative to market, or shortening the term during periods of higher volatility. Conversely, during periods in which equity market expectations and trends may be favorable, the objectives may be realized by reducing the level of the option overwrite or increasing the out-of-the money position, which increases the potential for gains.

The Fund expects to write (sell) call options on broad-based indices of securities, custom baskets of individual securities and ETFs, and individual securities. The Fund will not write call options on more than 50% of its Managed Assets. Over time, the Fund may vary the extent of its use of call options opportunistically in response to Fund performance and prevailing market circumstances, consistent with its investment objective.

Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments are contained in the SAI under “Portfolio Composition.”

Common Stock

Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Private Company Securities

The Fund may invest up to 25% of its Managed Assets in securities for which no secondary market is readily available, and securities issued by companies that do not have a class of securities registered, or that are not subject to periodic reporting, pursuant to the Exchange Act. Such securities are referred to in this prospectus as “private company securities.” Private company securities may include limited partnerships and privately issued securities of publicly traded companies. Securities of private companies generally are not traded on an exchange, as a result these securities may be considered “illiquid”. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. See “Other Portfolio Components—Illiquid Securities”.

Restricted and Illiquid Securities

The Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market circumstances were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Fund’s Board of Trustees or its delegate.

Convertible Securities

The Fund’s investments in convertible securities may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of Wellington Management. The convertible and debt securities may be of any term and pay interest or dividends that are based on a fixed or floating rate. The Fund may invest in securities of any credit quality and all of the Fund’s investments in convertible and debt securities may be rated below investment grade or unrated but judged to be of comparable quality. Investments in below investment grade securities and unrated securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Synthetic Convertible Securities.    The Fund may invest in synthetic convertible securities. A synthetic convertible security is a financial instrument that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the combined features of a collection of other securities or assets. Wellington Management may create a synthetic convertible security by combining separate securities that possess the two principal characteristics of a convertible security, i.e., a fixed-income security (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also invest in synthetic convertible securities created by third parties, typically investment banks. Synthetic convertible securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against certain downside risks. Synthetic convertible securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments. See “Portfolio Composition—Convertible Securities—Synthetic Convertible Securities” in the SAI.

Debt Securities

Debt securities are generally used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt securities of any quality and such debt securities may be secured or unsecured. In addition, certain debt securities in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

Call Options

The Fund expects to write (sell) call options on broad-based indices of securities and on a variety of other equity market indices, custom baskets of individual securities and ETFs, and individual securities. A custom basket call option is a single OTC contract on a group of securities constructed to track an index within parameters determined by Nuveen Asset Management. The Fund will write a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund will write a call option on an index or a custom basket of securities only if the Fund segregates or earmarks liquid assets with its custodian in an amount equal to the contract value of the index or custom basket. The exercise of index call options and custom basket call options is settled in cash, which may subject the Fund to certain risks. See “Risk Associated with the Option Overlay.”

In selecting securities, equity indices or custom baskets upon which to write call options, the Fund will seek to maximize exposure to securities that the portfolio managers believe are likely to underperform the relevant market benchmarks over time. Securities selected for each option will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. See “Portfolio Composition—Call Options” in the SAI.

High Yield Securities

Securities that are rated lower than investment grade are commonly referred to as high yield securities or “junk”. These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest, dividends, liquidation preference or principal payments. High yield securities issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. See “Portfolio Composition—Other Investments—Deb Securities—High Yield Securities” and “Portfolio Composition—Securities Rated Below Investment Grade” in the SAI.

Non-U.S. Companies

The Fund may invest its Managed Assets, without limit, in securities of non-U.S. companies through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. companies are those (i) whose securities are traded principally on a stock exchange or over-the-counter in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Emerging Markets Issuers

The Fund may invest its Managed Assets, without limit, in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Depositary Receipts—ADRs, EDRs, and GDRs

The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. See “Portfolio Composition—Equity Securities—Depositary Receipts—ADRs, EDRs and GDRs” in the SAI.

Other Investment Companies

The Fund may, subject to the limitations of the 1940 Act, invest in the invest in shares of other closed-end investment companies, open-end mutual funds, or ETFs, and BDCs, subject to applicable regulatory limits, provided that such investment companies invest primarily in securities of the types in which the Fund may invest directly and seek to achieve a similar investment objective. An ETF that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index.

As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Wellington Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Nuveen Fund Advisors and Wellington Management.

Other Derivative Instruments

The Fund may invest in certain derivative instruments, in addition to the Fund’s option overlay. The Fund may utilize certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Fund also may use derivatives to leverage the Fund’s portfolio, to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure as a temporary substitute for purchasing or selling particular securities. The Fund also may utilize derivative instruments to create investment exposure to the extent such derivatives may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio securities.

Futures Contracts.    The Fund may purchase or sell futures contracts on securities, securities indices, other indices or other financial instruments. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. Furthermore, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Options on Futures Contracts.    The Fund may purchase call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate Swaps.    Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Currency Swaps.    A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in a segment of the fixed income securities market to which it has exposure, or to take a “short “position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Fund may include the purchase or sale of swaps including index linked swaps and forward foreign currency exchange contracts. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. For more information, see “Portfolio Composition—Other Investments—Derivatives” in the SAI.

There is no assurance that these derivative techniques will be available at any time, that Nuveen Fund Advisors and Wellington Asset Management will determine to use them for the Fund or, if used, that the techniques will be successful.

The Fund’s ability to pursue certain of these techniques may be limited by applicable regulations of the CFTC.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See “Risks—Derivatives Risk.”

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Repurchase Agreements

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Preferred Stock

Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

Warrants

The Fund may invest in warrants. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price.

Temporary Defensive Investments

At times Wellington Management may judge that circumstances in the markets for securities of technology companies make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its shareholders. At such times Wellington Management may, temporarily, use alternative techniques primarily designed to reduce fluctuations in the value of the Fund’s assets. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering of Common Shares are first being invested, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such techniques will be successful.

Initial Portfolio Composition

Based on current market conditions, the Fund anticipates that immediately after the initial investment period (expected to be completed approximately three months after the completion of this offering), its portfolio will primarily be comprised of technology companies with approximately 80% of the Fund’s Managed Assets in equity securities and approximately 20% of the Fund’s Managed Assets in convertible securities. The Fund’s option overlay on the equity securities in the initial portfolio is anticipated to be approximately 30% of Managed Assets. The Fund’s investments in securities of private companies are opportunistic in nature and will grow over time up to a maximum of 25% of the Fund’s Managed Assets. Current market conditions may change and the Fund may not be able to invest its initial portfolio as planned. The Fund’s portfolio allocations may vary over time consistent with the Fund’s investment policies described in this prospectus.

LEVERAGE

The Fund anticipates using leverage to help achieve its investment objective. The use of leverage involves increased risk, including increased variability, short-term capital gains of the Fund’s net income, distributions and net asset value in relation to market changes. In particular, leverage increases the risk of price volatility.

The Fund may utilize the following forms of leverage: (a) equity futures and other derivative instruments that have the economic effect of leverage; (b) borrowings, including loans from financial institutions, or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations (collectively, “Borrowings”); and (c) the issuance of preferred shares of beneficial interest

(“Preferred Shares”) or other senior securities ((b) and (c) are collectively referred to as “regulatory leverage”). The Fund does not intend to use regulatory leverage during its first full year of operations. The total leverage achieved through the combination of regulatory leverage and leverage from derivative instruments is referred to in this prospectus as “effective leverage.”

If current market circumstances persist, the Fund expects that, initially, after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objective, the Fund’s effective leverage ratio will equal approximately [    ]% of the Fund’s Managed Assets from equity futures investments as discussed above. The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market circumstances and variations in the value of the portfolio’s holdings. The Fund’s effective leverage ratio will not exceed 25% of Managed Assets.

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles) and the notional amount of any equity futures or other derivative instruments used by the Fund to create effective leverage exposure.

To the extent that, in the future, the Fund leverages through Borrowings, the Fund anticipates that the interest on Borrowings may be at a fixed or floating rate, but generally will be based on short-term adjustable rates. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings, the investment of the proceeds of Borrowings will generate more income than will be needed to make interest payments. If so, the excess income will be available to pay higher distributions to Common Shareholders. Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund intends to use derivatives such as interest rate swaps, with terms that may range from one to ten years, to fix the all-in rate paid on a significant portion of the Fund’s leverage. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This strategy, however, will add to leverage costs initially and would increase overall leverage costs over the entirety of any such time period in the event that short-term interest rates do not rise sufficiently during that period to exceed on average the all-in fixed interest rate for that time period.

Under the 1940 Act, the Fund generally is not permitted to borrow pursuant to a credit facility or issue commercial paper or notes unless immediately after the borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount. In addition, the 1940 Act generally prohibits the Fund from declaring any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount, after deducting the amount of such dividend or distribution. (In the case of dividends or other distributions paid on Preferred Shares, such asset coverage must be at least 200%, after deducting the amount of such dividend or distribution.) This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed, or to loans made for temporary purposes and in an amount that does not exceed five percent of the Fund’s total assets. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowings to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default or entitle the debt holders to elect a majority of the Fund’s Board of Trustees.

Changes in the value of the Fund’s portfolio securities, including costs attributable to Borrowings or Preferred Shares, if any, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Shareholders. These include increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Shares).

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Shares satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Shares are outstanding, at least two of the Fund’s Board of Trustees’ members will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Board of Trustees’ members will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the unlikely event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Board of Trustees’ members until all dividends in arrears have been paid.

The Fund pays an annual management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to the Fund’s subadviser, Nuveen Asset Management) and a subadvisory fee to Wellington Management based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore increasing Nuveen Fund Advisors’ fees means that Nuveen Fund Advisors may have a conflict of interest in determining whether to increase the Fund’s use of leverage. Nuveen Fund Advisors will seek to manage that potential conflict by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

The Fund may be subject to certain restrictions imposed by lenders, with respect to any Borrowings, or by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes, or any Preferred Shares. These restrictions or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the lenders or rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the desired rating on debt securities or Preferred Shares, the Fund will not issue debt securities or Preferred Shares. In addition, if the Fund enters into a credit facility or otherwise incurs Borrowings, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility or other Borrowings would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. Any senior securities issued by the Fund, including Preferred Shares, commercial paper or notes, will have seniority over the Common Shares. The use of senior securities will leverage the Common Shares.

The use of leverage creates special risks for Common Shareholders. See “Risks—Leverage Risk.”

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a security’s issuer, ratings on a security, perceptions of the issuer, and other market factors. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Non-Diversified Status

Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, economic, political, geographic or regulatory risk or occurrence.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $[], before deducting offering expenses. Net asset value of the Fund and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $0.05 per Common Share). Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Concentration Risk

The Fund’s portfolio will be concentrated in securities issued by technology companies and other investments that provide economic exposure to technology companies. Because the Fund will be concentrated in such securities, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. General changes in market sentiment towards technology companies may adversely affect the Fund, and the performance of technology companies may lag behind the broader market as a whole. Risks associated with technology companies include, but are not limited to, the following:

Technology Company Risk.    The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Telecommunications Company Risk.    The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to residential, corporate and governmental customers. Telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Consumer Discretionary Company Risk.    Consumer discretionary companies deliver non-essential products and services whose demand tends to increase as consumers’ disposable income increases. These companies may include, for example, internet and catalog retailers; specialty retailers of electronics and automotives; manufacturers of auto parts and accessories, autos, motorcycles and scooters; manufacturers of consumer electronic products; manufacturers of household appliances; and TV and cable companies. The consumer discretionary industries can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Health Care Company Risk.    The Fund’s investments in health care companies may be significantly affected by the supply of and demand for specific products and services, and are subject to a number of risks, including the adverse impact of government regulations and legislative actions. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Obtaining government approvals may be a lengthy, expensive process with an uncertain outcome. In addition, health care companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures. These risks may have a material adverse effect on the value of the Fund’s investment in such health care companies. The success of biotechnology and pharmaceutical companies is highly dependent on the development, procurement or marketing of drugs. The values of such companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information.

Industrial Products, Services and Equipment Company Risk.    Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Common Stock Risk

The Fund will have exposure to common stocks. Common stocks have experienced significantly more volatility in returns and may significantly under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

High Portfolio Turnover and Stock Market Volatility Risk

The Fund may have annual portfolio turnover in excess of 100%, which equates to the Fund buying and selling all of the securities in its portfolio once during the course of a year. A high portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover also may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Volatile stock markets can trigger more frequent realization of short-term capital gains, which would in turn increase the frequency of these supplemental distributions to Common Shareholders. Over time, the Fund’s net asset value may decline as a result of these supplemental distributions.

Smaller Company Risk

Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies and the purchase or sale of more than a limited number of shares of smaller companies may affect their stock prices. Smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller companies tend to have fewer key suppliers and customers, limited product lines, markets, distributions channels or financial resources, and management of such companies may be dependent upon one or a few key people. Changes in suppliers, customers, business lines or personnel, therefore, may have a greater impact on a smaller company’s stock price than on a larger company. The market movements of equity securities issued by companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Risks Associated with Private Company Investments

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. There is typically not a readily available market value for the Fund’s private company securities. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private company securities may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. See—“Restricted and Illiquid Securities Risk” and “—Valuation Risk”.

New Issues Risk

“New Issues” are initial public offerings of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the

Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Convertible Securities Risk

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Issuer Credit Risk, Below Investment Grade Risk and Unrated Securities Risk, as described below. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Synthetic Convertible Securities Risk.    Synthetic convertible securities are created through a combination of separate securities, each with its own market value, that possess the two principal characteristics of a traditional convertible security. The value of a synthetic convertible security may respond differently to market fluctuations than a convertible security because of its composition. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, and remains there throughout the exercise period, the warrant or option may lose all value.

Because a synthetic convertible security includes an income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives. See “—Interest Rate Risk” and “—Derivatives Risk, including the Risk of Swaps.”

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt:

Interest Rate Risk.    Interest rate risk is the risk that fixed rate securities such as convertible securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Longer-term fixed rate securities are generally more sensitive to interest rate changes. The Fund’s investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Currently, market interest rates are at or near record historical lows.

Issuer Credit Risk.    Issuers of securities in which the Fund may invest may default on their obligations to pay dividends, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a convertible or debt security experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. With respect to the Fund’s investments in securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that a credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Below Investment Grade Risk.    Securities of below investment grade quality are regarded as having speculative characteristics with respect to capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated securities, which react primarily to fluctuations in the general level of interest rates. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Unrated Securities Risk.    The Fund may purchase securities that are not rated by any rating organization. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objective will be more dependent on its portfolio managers’ credit analysis than would be the case when the Fund invests in rated securities.

Distressed and Defaulted Securities Risk.    Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. It may be difficult to obtain information as to the true financial condition of a financially distressed issuer. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Risks Associated with the Options Overlay

There can be no assurance that the Fund will be successful in implementing the option overlay. Circumstances that may adversely affect the ability of the Fund to successfully implement the option overlay include the following:

Risks Associated with Selling Options.    There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. In addition, the value of any call options written by the Fund will be affected by, among other things, changes in the value of the custom baskets or other assets underlying the options and the remaining time to the options’ expiration. Moreover, the call options written by the Fund may not serve to hedge completely the Fund’s liabilities under such options. The extent of the Fund’s call option writing activity will depend on market conditions and an ongoing assessment by Nuveen Asset Management of the attractiveness (from a risk/reward standpoint) of writing call options. If the Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders. To the extent the Fund writes custom basket call options or other call options that are not fully covered by securities in its portfolio, it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciates in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss could be unlimited. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver cash or the underlying security at the exercise price.

Index Option Risk.    The Fund may sell index call options from time to time. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying securities in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its Common Shares may be derived in part from the net index option premiums it receives from selling index call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Exchange-Listed Options Risk.     There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume;

or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).

Over-the-Counter Option Risk.    The Fund may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as “illiquid” securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Tax Risk.    Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.

Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

The Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. See “Tax Matters” in the SAI.

Restricted and Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable. The securities may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Fund’s Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

There is typically not a readily available market value for the Fund’s private investments. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments.

Other Investment Companies Risk

The Fund may invest in the securities of ETFs, to the extent permitted by law. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange or the Nasdaq. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.

Leverage Risk

The Fund’s anticipated use of leverage through investment in equity futures will give the Fund’s portfolio economic investment exposure that is greater than the investment amount, thus multiplying the effect of potential gains or losses on the portfolio. This use of leverage increases the volatility of the Fund’s net asset value and potentially of its distribution and market price. In shorter investment horizons or in periods of economic downturn or higher volatility, leverage will typically magnify down-trend outcomes. The use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the net asset value of the Common Shares. Nuveen Fund Advisors may, based on its assessment of market circumstances, increase or decrease its level of leverage. Such changes may impact net investment income and the valuation of the Common Shares in the secondary market. There can be no assurance that the Fund will use leverage or that the Fund’s leverage strategy will be successful.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to the Fund’s subadviser, Nuveen Asset Management) and a subadvisory fee to Wellington Management based on a percentage of Managed Assets. Nuveen Fund Advisors will base the decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage is in the best interests of the Fund. However, the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ fees means that Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by leveraging the Fund (or increasing such leverage) only when it determines that such action is in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

Non-U.S. Securities Risk

The Fund will invest in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. Investments in ADRs, EDRs, GDRs and other similar global instruments are generally subject to risks associated with equity securities and investments in non-U.S. securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. federal income tax purposes.

Emerging Markets Risk

The Fund may invest in emerging market equity and debt securities. Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Foreign Currency Risk

Because the Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. Initially, the Fund does not expect to enter into foreign currency hedging transactions. However, the Fund may enter into foreign currency transactions in an attempt to mitigate risks and enhance total return. Such transactions, if undertaken, may further expose the Fund to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Warrants and Rights Risk

Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Preferred Securities Risk

Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Debt Securities Risk

The Fund’s investments in debt securities are generally subject to Issuer Credit Risk and Interest Rate Risks, as described above. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. When market interest rates rise, the market value of such instruments generally will fall.

Derivatives Risk, including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and the Fund’s subadvisers correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and the Fund’s subadvisers incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, there can be no assurance that the derivatives investing techniques, as they may be developed and implemented by the Fund, will be successful in mitigating risk or achieving the goal of enhancing the Fund’s risk-adjusted total return over the longer term. The use of derivatives to enhance current income may be particularly speculative.

The Fund may enter into debt-related derivative instruments, including interest rate swaps, as well as other types of derivatives. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and the subadvisers of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

Forward Contract Risk

Forward contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward contracts can have the effect of financial leverage by creating additional investment exposure.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships including bankruptcy as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty

The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Income Risk

The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities, in lower-yielding securities.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Repurchase Agreement Risk

With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Recent Market Circumstances

In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic circumstances, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of the Fund’s distribution rates on its Common Shares.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic circumstances could impair the Fund’s ability to achieve its investment objective.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These circumstances resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market circumstances may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and can not predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Issuer Specific Risk

A security issued by a particular issuer may be impacted by factors that are unique to that issuer and thus may cause that security’s return to differ from that of the market. As a result, investments impacted by such factors may result in underperformance. This risk will be greater if an account concentrates its investments.

Manager Risk

Investment performance depends on the portfolio management teams and the teams’ investment strategies. If the investment strategies do not perform as expected, if opportunities to implement those strategies do not arise, or if the team does not implement its investment strategies successfully, an investment portfolio may underperform or suffer significant losses. There is no assurance that a manager’s investment strategies will be successful, or that previously successful strategies will continue to be successful in the future. A manager may make changes to the investment strategies where it considers it necessary to do so.

Potential Conflicts of Interest Risk

Nuveen Fund Advisors and Nuveen Asset Management each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Nuveen Asset Management may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. Nuveen Fund Advisors and Nuveen Asset Management have each adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. The Fund’s portfolio managers who are employees of Wellington Management and listed in this prospectus as responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management receives for managing the Fund.

For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors, Nuveen Asset Management and Wellington Management address such conflicts, please see “Management of the Fund—Portfolio Management—Potential Material Conflicts of Interest” in the SAI.

Borrowing Risk

In addition to borrowing for leverage (See, “Leverage”), the Fund may borrow for temporary or emergency purposes, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Legislation and Regulatory Risk

At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Tax Risk

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to regulated investment companies, the Fund must comply with certain investment, distribution, and diversification requirements. If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends. See “Tax Matters.”

Data Breach Risk

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Anti-Takeover Provisions

The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-laws (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments, TIAA-CREF and/or Wellington Management. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the Fund’s management, including supervision of the duties performed by Nuveen Fund Advisors, Nuveen Asset Management and Wellington Management. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Subadvisers

The Investment Adviser.    Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $231 billion of assets under management as of June 30, 2014. According to Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end funds as measured by the number of funds (97) and the amount of fund assets under management (approximately $60 billion) as of September 2014. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf. The Fund has not applied for, and currently does not intend to apply for, such relief, but reserves the right to do so in the future.

On October 1, 2014, Nuveen Investments was acquired by TIAA-CREF. TIAA-CREF is a national financial services organization with approximately $[844] billion in assets under management, as of June 30, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments is a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments operates as a separate subsidiary within TIAA-CREF’s asset management business.

Nuveen Fund Advisors will be responsible for managing the Fund’s overall investment strategy, overseeing the Fund’s allocations to equity and convertible securities, the Fund’s use of leverage and monitoring the performance of the subadvisers. Nuveen Fund Advisors also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Subadviser.    Wellington Management serves as the Fund’s subadviser responsible for the investment of the Fund’s equity and convertible allocations. Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2014, Wellington Management had investment management authority with respect to approximately $892 billion in assets. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership. With an institutional track record in technology dating back to September 1997, Wellington Management’s Global Technology Team manages $7.4 billion in dedicated broad technology and sector specific portfolios (as of September 30, 2014).

Wellington Management is a registered investment adviser unaffiliated with Nuveen Fund Advisors and Nuveen Asset Management.

Subadviser.    Nuveen Asset Management, a registered investment adviser, serves as the subadviser responsible for the management of the Fund’s equity futures investments and option overlay, and is a wholly owned subsidiary of Nuveen Fund Advisors. As of June 30, 2014, Nuveen Asset Management had approximately $127 billion of assets under management. Nuveen Asset Management’s Quantitative Equity Strategy team manages over $1 billion in equity and option overlays for six Nuveen managed closed-end funds as of September 30, 2014.

Portfolio Managers.    John Averill, Nate Levy, Keith Hembre and David Friar will serve as the Fund’s portfolio managers. John Averill will be responsible for the day to day management of the equity allocation of the Fund’s portfolio. Nate Levy will be responsible for the day to day management of the convertible allocation of the Fund’s portfolio. Keith Hembre and David Friar will be responsible for the day to day management of the Fund’s equity futures investments and the options overlay.

John Averill is a Senior Vice President and Global Industry Analyst at Wellington Management and its Portfolio Manager since 1994. Mr. Averill follows the communication equipment and components sector, and networking and storage companies at the firm. He also participates in the firm’s Technology Sector Team, which seeks to share insights on dynamics of the tech sector and its cycle. He joined Wellington Management Company LLP in 1994 and has over 21 years of professional experience. Mr. Averill previously served as an Analyst at Eaton Vance from 1990 to 1994. Prior to that, he was employed at Data General from 1986 to 1988. Mr. Averill is a CFA charter holder. He earned an MS from MIT Sloan School of Management in 1990 and a B.S.E.E. degree from Cornell University in 1986.

Nate Levy is a fixed income portfolio manager on the Financial Reserves Management (FRM) Team of Wellington Management, responsible for managing US Multi Sector portfolios for clients with customized risk and return objectives often related to accounting and/or regulatory constraints, such as insurance clients. He develops credit strategies that are utilized in portfolios managed by the FRM Team and manages credit and high-yield-only accounts for clients. He is a member of the Investment Grade Credit and High Yield Strategy Groups. Prior to joining the firm in 2003, Mr. Levy was at T. Rowe Price (1990 – 2003), where he was an analyst and a portfolio manager in the high yield area (1996 – 2003). Before that he was an equity analyst, covering the automotive, aerospace, and diversified industrial stocks. He began his investment career as a distressed debt securities analyst on a team that managed a portfolio focused on investing in the securities of bankrupt and financially distressed companies. Mr. Levy earned his MBA from Carnegie Mellon University (1990) and his BA in economics, with high honors, from Swarthmore College (1984).

Keith Hembre is a Managing Director and serves in strategic roles as chief economist, chief investment strategist and head of quantitative strategies for Nuveen Asset Management. As chief economist, Mr. Hembre’s research on global economies and financial markets provides the foundation for a broad segment of investment products at the firm. His monthly publication, Review and Outlook, delivers detailed forecasts for a number of macroeconomic data points—including gross domestic product growth, unemployment, Consumer Price Index, interest rates and corporate earnings—as well as for domestic and international equity and fixed income markets. In his investment leadership roles, Mr. Hembre leads the firm’s Quantitative Equity Strategy Team, which uses a top-down approach that incorporates macro, market and risk factors synthesized with sophisticated quantitative portfolio modeling techniques. This approach is instrumental in the management of the firm’s index, enhanced index, equity option overwrite, asset allocation and absolute return strategies. Before joining the firm in 1997, he worked in the Banking Studies group at the Federal Reserve Bank of Minneapolis. He also taught economics at the St. Petersburg University of Economics and Finance in St. Petersburg, Russia. Mr. Hembre began working in the financial services industry in 1992. He graduated from the University of Minnesota with a bachelor’s degree and Baylor University with a master’s degree in economics. His master’s thesis was on the implications of the proposed North American Free Trade Agreement on the labor market. He also completed the program on investment decisions and behavioral finance at Harvard University and he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

David Friar is a Vice President and serves as the lead manager of the Equity Index, Mid Cap Index, Small Cap Index and Enhanced Equity Index Strategies and related institutional portfolios. He joined the team managing the Equity, Mid Cap and Small Cap Index Strategies in 2000 and became part of the Enhanced Equity Index Team in 2007. Additionally, he is a member of the investment team responsible for several other quantitative products, including the Tactical Market Opportunities and Equity Option Overwrite Strategies. Mr. Friar began working in the financial industry in 1998 and joined the firm in 1999 as a member of the Performance Measurement Group. Before his role in portfolio management, he provided quantitative analysis for equity portfolios and constructed quantitatively driven portfolios for institutional and taxable clients. He received a B.S. in finance from Metropolitan State University.

Additional information about the portfolio managers’ compensation, other accounts managed by Nuveen Fund Advisors, Wellington Management and Nuveen Asset Management, and other information is provided in the SAI.

The SAI is available free of charge by calling (800) 257-8787 or by visiting Nuveen Investment’s website at www.nuveen.com.

Investment Management and Subadvisory Agreements

The Fund has agreed to pay a total annual management fee to Nuveen Fund Advisors and Wellington Management based on the sum of a fund-level fee and complex-fee, as described below.

Fund-Level Fee

The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
Up to $500 million		%
$500 million to $1 billion		%
$1 billion to $1.5 billion		%
$1.5 billion to $2 billion		%
Over $2 billion		%

Complex-Level Fee

The effective rates of the complex-level fee at various specified complex-wide asset levels are as indicated in the following table:

Complex-Level Asset Breakpoint Level(2)	Effective Rate At Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1803%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	For this Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles) and the notional amount of any equity futures or other derivative instruments used by the Fund to create effective leverage exposure.

(2)

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of the determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets for determining eligible assets in certain circumstances.

Based on eligible assets as of                     , 2014 the complex-level fee would be 0.    % of Managed Assets, and the total annual management to Nuveen Fund Advisors would be 0.    % of Managed Assets (assuming Managed Assets of $             million or less).

In addition to the total management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered public accounting firm, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before paying distributions to shareholders.

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, Nuveen Fund Advisors will receive [        ]% of the Fund’s total annual management fee. Pursuant to an investment sub-advisory agreement between Wellington Management and the Fund, Wellington will receive [        ]% of the Fund’s total annual management fee. Pursuant to an investment sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, Nuveen Fund Advisors will pay Nuveen Asset Management a maximum portfolio management fee equal to [        ]% of the total annual management fee paid to Nuveen Fund Advisors.

The basis for the Board of Trustees’ initial approval of the Fund’s investment management agreement and sub-advisory agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreement and sub-advisory agreement will be provided in annual or semiannual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund will determine the net asset value of its Common Shares daily, as of the close of regular session trading on the NYSE (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day are valued at their bid price. Securities reported on NASDAQ are valued at the NASDAQ Official Closing Price.

The Fund’s securities are valued in accordance with procedures approved by the Board of Trustees. Under the procedures, equity securities traded on an exchange are valued at their last reported sales price or, for equity securities principally traded on NASDAQ, the NASDAQ official closing price. Where a security is traded on more than one exchange, the security is generally valued at the price on the exchange considered to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

The valuations of certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed to be unreliable, the market price may be determined by using quotations from one or more broker/dealers. When such prices or quotations are not available, or when believed to be unreliable, securities may be priced using fair value procedures approved by the Board of Trustees. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indexes, yield curves and other specific adjustments to determine fair value. The Fund may also use fair value procedures if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. The effect of using fair value pricing is that the Common Share net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market.

Generally, readily marketable securities traded in a U.S. OTC market, including listed securities whose primary market is believed by the pricing service to be a U.S. OTC market, but excluding securities admitted to trading on the Nasdaq, are valued at the last reported sales price on the valuation date in the U.S. OTC market in which the security primarily trades, as provided by the pricing service.

When the Fund writes (sells) an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in a U.S. OTC market, the last asked price. Options purchased by the Fund are generally valued at the mean between the closing bid and closing ask price on the valuation date on the principal exchange, as provided by the pricing service, in the case of exchange-traded options or, in the case of options traded in a U.S. OTC market, at an evaluated price provided by the pricing service. The value of swaps, including interest rate swaps, will be determined utilizing evaluated prices obtained from the pricing service. Other investments, including futures contracts and related options, are stated at market value. Repurchase agreements generally will be valued at the repurchase price. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined at such times.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation. The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

DISTRIBUTIONS

The Fund intends to pay regular quarterly distributions to Common Shareholders. Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund’s actual financial performance will likely vary significantly from quarter-to-quarter and from year-to-year, and there may be extended periods of up to several years when the distribution rate may either exceed or be less than the Fund’s actual total return. Combined, these factors may lead to a long-term decline in the Fund’s net asset value despite positive overall total returns to Common Shareholders. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total return will be over any specific future period.

Commencing with the first distribution, the Fund will seek to pay regular quarterly cash distributions to Common Shareholders stated in terms of a fixed cents per Common Share distribution that may be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gain or, possibly, returns of capital representing either unrealized capital gains or a return of shareholder principal. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund expects to declare its initial Common Share distribution approximately 30 to 60 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market circumstances.

As portfolio and market circumstances change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders.

At the same time that it pays a quarterly distribution, the Fund will post on its website (www.nuveen.com/cef), and provide to Common Shareholders, a written notice of the estimated sources and tax characteristics of the Fund’s distribution on a year-to-date basis, in compliance with a federal securities law. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under U.S. federal income tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain, and will be entitled to a U.S. federal income tax credit for the U.S. federal income tax deemed paid on their behalf by the Fund. Under the Fund’s distribution policy (but not for U.S. federal income tax purposes), the Fund may treat the cash value of tax credit amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The Fund reserves the right to change its distribution policy and the basis for establishing its quarterly distributions at any time and may do so without prior notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax Matters.”

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

DESCRIPTION OF SHARES AND DEBT

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Declaration provides that each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, and will trade under the ticker symbol “[        ].” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $23.875, before deducting offering expenses. Net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund. Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.05 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic circumstances, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in this Prospectus and in the SAI.

Borrowings

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after issuing any such debt, must have an “asset coverage” of at least 300%. With respect to any such debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt will be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund.

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.    In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares.    The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Shareholder and Trustee Liability.    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions.    The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. See the SAI under “Management of the Fund.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. If Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, Preferred Shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the Preferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the

The provisions of the Declaration and By-laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Preemptive Rights.    The Declaration provides that Common Shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine. As of the date of this prospectus, no preemptive rights have been granted by the Board of Trustees.

Reference should be made to the Declaration and By-laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic circumstances and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the NYSE or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the SAI for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the SAI for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, special counsel to the Fund.

The discussions below and certain disclosure in the SAI provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. Common Shareholder and that you hold the Common Shares as a capital asset (generally, property held for investment).

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains. The Fund primarily invests in securities whose income is subject to U.S. federal income tax. Thus, substantially all of the Fund’s dividends paid to you should be treated as taxable dividends, and you should not be subject to the federal alternative minimum tax as a result of your investment in Common Shares. In addition to ordinary dividends, the Fund also may distribute to its shareholders amounts that are treated as long-term capital gain. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. For non-corporate shareholders, long-term capital gains are taxable at a maximum rate of 20%. Distributions derived from “qualified dividend income” and received by a non-corporate will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A portion of the Fund’s distributions to shareholders may qualify for the dividends-received deduction available to corporate shareholders.

As a RIC, the Fund will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its Common Shareholders at least annually, substantially all of its investment company taxable income and net capital gains (except for net capital gains credited to them but retained by the Fund).

Dividends and other taxable distributions declared by the Fund in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

If, for any calendar year, the Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a Common Shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. Upon a sale of Common Shares, the amount, if any, by which the sales price exceeds the basis in the Common Shares is gain subject to tax. Because a return of capital reduces basis in the Common Shares, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the Common Shares.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Fund) after the close of the Fund’s taxable year.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gains distributed to the Common Shareholder (including any net capital gains credited to them but retained by the Fund). Any loss realized on a sale or exchange of Common Shares of the Fund will be disallowed to the extent those Common Shares of the Fund are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

If the Fund invests in a private company that is treated as a partnership for U.S. federal income tax purposes, the Fund will generally need to determine whether it has satisfied the RIC income and diversification requirements based on the Fund’s share of the income earned by, and assets held by, the private company. This information, however, may not be available to the Fund on a timely basis. In addition, if the amount of income allocated to the Fund by such a private company exceeds its cash distributions to the Fund, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

If the Fund acquires stock in a “passive foreign investment company” (“PFIC”) and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on any “excess distribution” the Fund receives on the stock or any gain realized by the Fund from disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its Common Shareholders. Fund distributions of PFIC income will not be eligible for the 20% maximum federal income tax rate on non-corporate shareholders’ “qualified dividend income” mentioned above. The Fund anticipates that its holdings will include interests in PFICs.

The Fund may avoid the tax and interest on PFIC income if it elects to treat the PFIC as a “qualified electing fund;” however, the requirements for that election are difficult to satisfy. In the alternative, the Fund intends to elect to “mark-to-market” the securities associated with a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC security as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC security, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

The Fund may be subject to foreign taxes, which could reduce the amount of its distributions. If more than 50% of the Fund’s assets are invested in foreign securities at the end of a year, the Fund will be eligible to make an election permitting shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund. If it makes this election, the Fund may report more taxable income to shareholders than it actually distributes. There can be no assurance that the Fund will be eligible to pass through foreign tax credit in any given year.

As with all investment companies, the Fund may be required to “backup” withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Fund may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

UNDERWRITERS

[                ] and Nuveen Securities, LLC are acting as representatives of the Underwriters named below. Subject to the terms and circumstances stated in the underwriting agreement dated the date of the final prospectus, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares indicated below.

Underwriters	Number of Common Shares
Nuveen Securities, LLC
Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other circumstances. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $[        ] per share. The sales load the investors in the Fund will pay of $         per share is equal to [    ]% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before             , 2014. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation

Nuveen Fund Advisors (and not the Fund) has agreed to pay to                  from its own assets, additional compensation in the form of a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $            , regardless of whether the over-allotment option is exercised. The structuring fee paid to                  will not exceed                  of the total public offering price.

Nuveen Fund Advisors (and not the Fund) may pay certain other qualifying Underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with this offering.

The total amount of the Underwriters’ additional compensation payments by Nuveen Fund Advisors described above will not exceed     % of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the Underwriters and other expenses, will be limited to not more than     % of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional                  Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional Common Shares approximately proportionate to that Underwriter’s initial purchase commitment.

The Fund, Nuveen Fund Advisors, Nuveen Asset Management and Wellington Management have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of

                    , on behalf of the Underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue Common Shares pursuant to the Fund’s Dividend Reinvestment Plan.

To meet the NYSE distribution requirements for trading, the Underwriters have undertaken to sell Common Shares in a manner such that Common Shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $[            ] at the time of listing on the NYSE, at least [            ] Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $[            ].

It is anticipated that the Fund’s Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “[            ].”

The following table shows the sales load that investors in the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional shares of Common Shares.

	No Exercise	Full Exercise
Per Common Share	$	$
Total	$	$

The Fund, Nuveen Fund Advisors, Nuveen Asset Management and Wellington Management have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering,                     , on behalf of itself and the other Underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an Underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters or the Fund. Other than this prospectus in electronic format, the information on any such Underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for Nuveen Fund Advisors, Nuveen Asset Management and Wellington Management and their respective affiliates in the ordinary course of business, for which such Underwriters have received, and may expect to receive, customary fees and expenses.

[Nuveen Fund Advisors has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, Nuveen Fund Advisors owned 100% of the outstanding Common Shares. Nuveen Fund Advisors may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.]

The principal business address of                is                . The principal business address of Nuveen Securities, LLC is 333 West Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholders services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Chicago, Illinois, and for the Underwriters by                    . Each of K&L Gates LLP and                    may rely as to certain matters of Massachusetts law on the opinion of [Bingham McCutchen LLP], Boston, Massachusetts.                    , an independent registered public accounting firm, provides auditing services to the Fund.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Shares

Nuveen Technology Opportunities Fund

Common Shares

$25.00 per Share

PROSPECTUS

            , 2014

Nuveen Securities

Until [            ] (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

EPR-JTO-0115D

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

SUBJECT TO COMPLETION, DATED             , 2014

NUVEEN TECHNOLOGY OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Technology Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated [            , 2014] (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois, 60606 or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated             , 2014

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INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide total return. The Fund cannot assure you that it will achieve its investment objective.

FUND STRATEGY

The Fund seeks to achieve its investment objective by investing in technology companies and technology-related companies (referred to herein as “technology companies”) located anywhere in the world, with a primary focus on equity securities of public and private companies. The Fund will also invest in convertible securities of public and private companies.

Technology companies produce or rely upon products, processes and services that derive a significant competitive advantage from the invention, design or application of technological innovations, and thus, in the view of Wellington Management Company, LLP (“Wellington Management”), have potential for rapid growth, profitability and higher market valuations. Technology companies include companies operating in the information technology and telecommunication services sectors and companies operating in the following industries: internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology. Technology companies may also include, in the judgment of Nuveen Fund Advisors companies operating in other sectors, sub-sectors and industries.

Wellington Management believes that there are several global themes with the potential to fuel attractive growth in the technology markets; among these are opportunities associated with the shift toward cloud computing, monetizing growth in the use of portable devices, mobile networks and mobile data traffic, the rise of global internet-based businesses and the proliferation of electronics. The Fund seeks to capitalize on these secular long-term growth drivers by investing in technology companies that, in Wellington Management’s view, demonstrate technological leadership and have high or improving market shares, accelerating earnings growth potential, and strong management teams. The ability to invest in private, late-stage technology companies offers the potential to capture more growth than investing only when the company is publicly-traded.

The Fund will also employ an active option writing strategy to seek to enhance the Fund’s risk-adjusted total return and to generate option premiums to more efficiently implement its distribution policy over time. See “—Option Overlay.”

STRATEGIC ASSET ALLOCATION

The Fund intends to construct its portfolio by allocating approximately 80% of its Managed Assets to equity securities (referred to herein as the “equity allocation”), and approximately 20% of its Managed Assets to convertible securities (referred to herein as the “convertible allocation”). The convertible allocation may include investments of up to 5% of the Fund’s Managed Assets in debt securities. The Fund believes the allocation to convertible securities offers the potential for current income and may enhance risk-adjusted total return for the overall portfolio. This strategic allocation is designed to capture potential diversification benefits, mitigate risk and dampen volatility over the market cycle.

Initially, the Fund will not actively adjust its asset mix, which will vary over time based on changing market conditions. If the allocation to equity or convertible securities varies outside a defined range around the strategic target, the Fund will rebalance to bring the allocation back within range. Over time, the Fund may change the target allocation, or it may change the process for making and implementing its allocation decisions to a more active approach. Such changes will be determined by Nuveen Fund Advisors, in consultation with Wellington Management, and will be based upon various factors, which may include the relative performance of each allocation, market conditions and market outlook at that time, in a manner consistent with the Fund’s investment objective.

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Equity Allocation

The Fund’s equity allocation may include common stocks, preferred stocks, warrants, rights and depositary receipts of public and private companies. The equity allocation may also include shares of other closed-end investment companies, open-end mutual funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”) that invest primarily in equity securities, subject to applicable regulatory limits. The equity allocation may include shares of companies purchased in initial public offerings (“IPOs”).

Convertible Allocation

The Fund’s convertible allocation may include convertible debt, convertible preferred stock and synthetic convertible securities of public and private companies. The convertible allocation may also include investments of up to 5% of its Managed Assets in secured and unsecured debt securities. The convertible allocation may include common stock received upon conversion of convertible securities held by the Fund. Securities in the convertible allocation may be of any term and pay interest or dividends that are based on a fixed or floating rate. The Fund may invest in securities of any credit quality as well as unrated securities, and the entire convertible allocation may be invested in securities rated below investment grade or unrated securities. Investments in below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

GLOBAL TECHNOLOGY FOCUS

The Fund may invest in technology companies located anywhere in the world, including, without limit, in companies located in emerging markets.

Non-U.S. securities in which the Fund may invest may be U.S. dollar denominated or non-dollar denominated. The Fund may hedge certain non-U.S. currency exposures for the purpose of protecting the portfolio against movements in non-U.S. currencies or for defensive purposes when Wellington Management determines that it is in the best interest of shareholders.

OPTION OVERLAY

The Fund will employ an active option writing strategy (the “option overlay”) to seek to enhance the Fund’s risk-adjusted total return and to generate option premiums to more efficiently implement its distribution policy over time. The Fund expects to write (sell) call options on broad-based indices of securities, custom baskets of individual securities and ETFs, and individual securities. In employing the option overlay, the Fund will seek to enhance its ability to retain option premiums in varying equity market environments, by maintaining the flexibility to sell different types of option contracts and to take into account differences in volatility and sector or company specific factors when making investment decisions.

A custom basket call option is a single, over-the-counter (“OTC”) contract on a group of securities constructed to track an index within parameters determined by Nuveen Asset Management. The purpose in structuring these custom baskets is to enhance Nuveen Asset Management’s ability to implement its option overlay and to retain option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time.

The Fund will write a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund will write a call option on an index or a custom basket of securities only if the Fund segregates or earmarks liquid assets with its custodian in an amount equal to the contract value of the index or custom basket. The exercise of index call options and custom basket call options is settled in cash, which may subject the Fund to certain risks.

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Following the completion of this offering and if current market circumstances persist, the notional value of the call options written by the Fund is expected to range from [    %] to [    %] of Managed Assets. The option overlay level may vary over extended periods of time depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. Nuveen Asset Management will actively manage the option overlay based on market-level macroeconomic and security-specific insights and will vary the terms of the option overlay including the notional value of options written, contract type and term and the moneyness of each option. The Fund’s option overlay will be managed consistent with the Fund’s investment objective and as such the notional value of the Fund’s options sold may be reduced based on market conditions. When the Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written will be limited in proportion to the overwrite. The notional value of the call options written by the Fund will not exceed 50% of Managed Assets.

INVESTMENT PHILOSOPHY

Wellington Management has overall responsibility for managing the Fund’s equity allocation and convertible allocation. With a primary focus on technology companies, the Fund is expected to benefit from Wellington Management’s global perspective, broad research coverage and its knowledge and experience of innovative new technologies. Nuveen Fund Advisors and Wellington Management believe that over the coming years technology-related sectors and industries will continue to grow faster than the global economy. Within these sectors and industries technological and market changes, competition, and the opportunities for new emerging companies creates an exceptionally dynamic investment platform. The Fund’s portfolio managers believe that the market opportunities associated with the shift towards cloud computing, monetizing growth in the use of portable devices, mobile networks and mobile data traffic, the rise of global internet-based businesses and their proliferation have the potential to fuel attractive growth in technology-related sectors and industries. The Fund seeks to capitalize on these secular growth drivers by investing in technology companies that have high or improving market shares, accelerating earnings growth, and strong management teams.

Wellington Management’s Global Technology Team has a bottom-up approach to fundamentals based investing. The team’s evaluation of technology companies is grounded by their knowledge of the overall competitive environment, including supply/demand characteristics, secular trends, existing product evaluations, and new product developments. Wellington Management believes that inefficiently priced stocks can be found through extensive fundamental research. By focusing on early identification of the factors that lead to positive earnings revisions, Wellington Management seeks to discover favorable investment opportunities not yet recognized in the market.

Wellington Management has a lengthy track record of identifying investment opportunities in companies at all stages of their development. The Fund pursues its investment objective through the use of multiple sources of potential total return, by varying the Fund’s exposure across the technology-related sectors and industries including public and private company investment opportunities and also convertible securities issued by primarily technology companies but also companies in other industries. Through investments in a diversified portfolio of convertible securities, the Fund’s convertible allocation is designed to deliver long-term exposure to equity-like upside, with lower volatility, better downside protection and higher current income. Wellington Management’s convertible securities team’s approach focuses on gaining exposure to standard (near-the-money) convertible securities as they believe this section of the convertible securities market delivers the most attractive long-term risk-adjusted performance through their optionality and convexity. The Fund’s investments in equity sensitive convertibles are focused on the team’s best ideas. To a lesser extent, the convertible securities team may find opportunities in debt securities and out-of-the money convertible securities.

Wellington Management sees opportunities in the private markets, where late-stage, established technology companies with proven management teams and solid business models are actively seeking capital to accelerate growth prior to, or in lieu of, an IPO or sale of these companies. Wellington Management is well-positioned to take advantage of these potential opportunities, managing funds that serve as a late-stage capital

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providers, but also, potentially, as long-term investors after a private firm has gone public. Wellington Management’s fundamental criteria for investment consideration of these private equity technology opportunities include: attractive valuation, proven products, strong pipeline, quality management, high visibility/confidence in earnings and strong positioning relative to competitors.

Wellington Management has over a decade of experience investing in private companies. The firm’s reputation as a large, experienced institutional investor with deep experience and contacts across industries may fit the criteria many late-stage private companies are seeking in a cornerstone investor prior to an IPO or sale. This could potentially help Wellington Management access a wide range of technology investment opportunities across the private market spectrum.

INVESTMENT POLICIES

Under normal circumstances, the Fund will invest subject to the following policies:

•

The Fund will invest at least 80% of its total assets in securities issued by U.S. and non-U.S. technology companies of any market capitalization, as well as other investments that have the effect of providing the Fund with economic exposure to technology companies.

•

The Fund may invest up to 25% of its Managed Assets in securities issued by companies that do not have a class of securities registered, or that are not subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such securities are referred to in this Statement of Additional Information as “private company securities.”

•	Up to 100% of the Fund’s convertible allocation may consist of securities rated below investment grade or unrated securities.

•	The Fund may invest without limit in illiquid securities.

For purposes of the investment policies provided above, such policies only apply at the time of purchase, and the Fund is under no obligation to sell securities as a result of changes in market values.

OTHER POLICIES

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund, are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, the Fund’s policy of investing at least 80% of its total assets in securities issued by U.S. and non-U.S. technology companies of any market capitalization and other investments that provide the Fund with economic exposure to technology companies may only be changed by the Fund’s Board of Trustees (“Board”) following the provision of 60 days’ prior written notice to Common Shareholders.

Certain investment policies specifically identified as such in this SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares (and preferred shares, if any). A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Restrictions” for a list of the fundamental and non-fundamental investment policies of the Fund.

LEVERAGE

The Fund anticipates using leverage to help achieve its investment objective. The use of leverage involves increased risk, including increased variability, short-term capital gains of the Fund’s net income, distributions and net asset value in relation to market changes. In particular, leverage increases the risk of price volatility.

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The Fund may utilize the following forms of leverage: (a) equity futures and other derivative instruments that have the economic effect of leverage; (b) borrowings, including loans from financial institutions, or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations (collectively, “Borrowings”); and (c) the issuance of preferred shares of beneficial interest (“Preferred Shares”) or other senior securities ((b) and (c) are collectively referred to as “regulatory leverage”). The Fund does not intend to use regulatory leverage during its first full year of operations. The total leverage achieved through the combination of regulatory leverage and leverage from derivative instruments is referred to in this Statement of Additional Information as “effective leverage.”

If current market conditions persist, the Fund expects that, initially, after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objective, the Fund’s effective leverage ratio will equal approximately [            ]% of the Fund’s Managed Assets from equity futures investments as discussed above. The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. The Fund’s effective leverage ratio will not exceed 25% of Managed Assets.

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles) and the notional amount of any equity futures or other derivative instruments used by the Fund to create effective leverage exposure.

To the extent that, in the future, the Fund leverages through Borrowings, the Fund anticipates that the interest on Borrowings may be at a fixed or floating rate, but generally will be based on short-term adjustable rates. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings, the investment of the proceeds of Borrowings will generate more income than will be needed to make interest payments. If so, the excess income will be available to pay higher distributions to Common Shareholders. Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund intends to use derivatives such as interest rate swaps, with terms that may range from one to ten years, to fix the all-in rate paid on a significant portion of the Fund’s leverage. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This strategy, however, will add to leverage costs initially and would increase overall leverage costs over the entirety of any such time period in the event that short-term interest rates do not rise sufficiently during that period to exceed on average the all-in fixed interest rate for that time period.

Under the 1940 Act, the Fund generally is not permitted to borrow pursuant to a credit facility or issue commercial paper or notes unless immediately after the borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount. In addition, the 1940 Act generally prohibits the Fund from declaring any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount, after deducting the amount of such dividend or distribution. (In the case of dividends or other distributions paid on Preferred Shares, such asset coverage must be at least 200%, after deducting the amount of such dividend or distribution.) This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed, or to loans made for temporary purposes and in an amount that does not exceed five percent of the Fund’s total assets. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowings to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default or entitle the debt holders to elect a majority of the Board.

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Changes in the value of the Fund’s portfolio securities, including costs attributable to Borrowings or Preferred Shares, if any, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Shareholders. These include increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Shares).

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Shares satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Shares are outstanding, at least two of the Fund’s Board members will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Board members will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the unlikely event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Board members until all dividends in arrears have been paid.

The Fund pays an annual management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to the Fund’s subadviser, Nuveen Asset Management) and a subadvisory fee to Wellington Management based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore increasing Nuveen Fund Advisors fees means that Nuveen Fund Advisors may have a conflict of interest in determining whether to increase the Fund’s use of leverage. Nuveen Fund Advisors will seek to manage that potential conflict by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

The Fund may be subject to certain restrictions imposed by lenders, with respect to any Borrowings, or by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes, or any Preferred Shares. These restrictions or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the lenders or rating agencies would impede its ability to meet its

7

investment objective, or if the Fund is unable to obtain the desired rating on debt securities or Preferred Shares, the Fund will not issue debt securities or Preferred Shares. In addition, if the Fund enters into a credit facility or otherwise incurs Borrowings, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility or other Borrowings would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. Any senior securities issued by the Fund, including Preferred Shares, commercial paper or notes, will have seniority over the Common Shares. The use of senior securities will leverage the Common Shares.

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INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act;1

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;2

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities;

(4) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, except that the Fund will concentrate its investments in companies operating in the industry or group of related industries that comprise the information technology and telecommunication services sectors and internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology industries as described in the prospectus;3

(5) Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, swaps, or other derivative instruments or from investing in securities or other instruments backed by physical commodities; and

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.4

1 Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities. Based on current market conditions, the Fund does not intend to issue Preferred Shares within 12 months after the completion of this offering, but may do so subsequently if the Fund’s Board of Trustees determines it to be in the best interests of Common Shareholders.

2 Section 18(a) of the 1940 Act generally prohibits a registered closed-end investment company from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

3 For purposes of this restriction, governments and their political subdivisions are not members of any industry.

4 Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

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The Fund is non-diversified for purposes of the 1940 Act.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees upon 60 days’ prior written notice to shareholders. The Fund may not:

(1) sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder5; and

(3) purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

The Fund may issue senior securities, including Preferred Shares and debt. If it does so, the Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for senior securities issued by the Fund or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) under the discussion of the Fund’s fundamental policies above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any shares of a class having priority over any other class as to distribution of assets or payment of dividends.

PORTFOLIO COMPOSITION

The following information supplements the discussion of the Fund’s investment objective, policies, and strategies that are described in the Prospectus.

Common Stock

Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common

5 The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

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stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Private Company Securities

The Fund may invest up to 25% of its Managed Assets in securities for which no secondary market is readily available, and securities issued by companies that do not have a class of securities registered, or that are not subject to periodic reporting, pursuant to the Exchange Act. Private company securities may include limited partnerships and privately issued securities of publicly traded companies (“PIPES”). The securities of private companies generally are not traded on an exchange, as a result these securities may be considered “illiquid.” Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. See “— Illiquid Securities.”

Convertible Securities

The Fund’s investments in convertible securities may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based on the judgment of Wellington Management. The Fund may invest in securities of any credit quality and all of the Fund’s investments in convertible and debt securities may be rated below investment grade or unrated but judged to be of comparable quality. Investments in below investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest or dividends and repay liquidation preference or principal and are commonly referred to as “junk” or “high yield” securities.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Synthetic Convertible Securities. The Fund may invest in synthetic convertible securities. A synthetic convertible security is a financial instrument that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the combined features of a collection of other securities or assets. Wellington

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Management may create a synthetic convertible security by combining separate securities that possess the two principal characteristics of a convertible security, i.e., a fixed-income security (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic convertible securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also invest in synthetic convertible securities created by third parties, typically investment banks. Synthetic convertible securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against certain downside risks. Synthetic convertible securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments.

Some examples of these securities include:

•             Preferred equity redeemable cumulative stock (“PERCS”) are shares that automatically convert into one ordinary share upon maturity. They are usually issued at the prevailing share price, convertible into one ordinary share, with an enhanced dividend yield. PERCS pay a higher dividend than common shares, but the equity upside is capped. Above a certain share price, the conversion ratio will fall as the stock rises, capping the upside at that level. Below this level, the conversion ratio remains one-for-one, giving the same downside exposure as the ordinary shares, excluding the income difference.

•             Dividend enhanced convertible stock (“DECS”) are either preference shares or subordinated bonds. These, like PERCS, mandatorily convert into ordinary shares at maturity, if not already converted. DECS give no significant downside protection and are very equity sensitive with minimal direct bond characteristics and interest rate exposure. As with PERCS, some of the upside performance is given away and in return, the investor receives an enhanced yield over the ordinary shares. Unlike PERCS, however, the investor’s upside is not capped. Instead, the investor trades a zone of flat exposure to the share price for the enhanced income.

•             Preferred Redeemable Increased Dividend Equity Security (“PRIDES”) are synthetic securities consisting of a forward contract to purchase the issuer’s underlying security and an interest bearing deposit. Interest payments are made at regular intervals, and conversion into the underlying security is mandatory at maturity. Similar to convertible securities, PRIDES allow investors to earn stable cash flows while still participating in the capital gains of an underlying stock. This is possible because these products are valued along the same lines as the underlying security.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the

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exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Call Options

The Fund expects to write (sell) call options on broad-based indices of securities, custom baskets of individual securities and ETFs, and individual securities. In selecting securities, equity indices or custom baskets upon which to write call options, the Fund will seek to maximize exposure to securities that the portfolio managers believe are likely to underperform the relevant market benchmarks over time. Securities selected for each option will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. Securities selected for each custom basket option may include securities held and not held in the Fund’s portfolio. In selecting securities for each custom basket, the Fund will seek to minimize the difference between the returns of the underlying stocks of the custom basket and an index of securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are likely to underperform the relevant market benchmarks over time. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time.

With respect to call options written on individual securities and equity market indices, the Fund will not write “naked” or uncovered call options. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. An index call option is considered “covered” if: (i) the Fund maintains with its custodian segregated or earmarked assets determined to be liquid by Nuveen Asset Management (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the applicable index or (ii) the Fund holds a call on the same index as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by Nuveen Asset Management as described above. The exercise of index call options is settled in cash, which may subject the Fund certain risks. See “Risk — Risks Associated with the Option Overlay — Index Option Risk” in the Prospectus.

Custom basket call options written by the Fund will generally not be fully covered because the Fund will not own each of the underlying securities comprising the basket or have the right to acquire such securities without additional cash consideration. Writing uncovered custom basket call options subjects the Fund to risks. See “Risks — Risks Associated with the Option Overlay — Risks Associated with Selling Options” in the Prospectus.

Illiquid Securities

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) that are deemed to be illiquid, and certain repurchase agreements. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

Restricted Securities and Securities with Limited Trading Markets. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time

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the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. In addition, if the Fund were to assume substantial positions in securities with limited trading markets, trading activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described below, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

The Fund may also invest in PIPEs, which are commonly considered “Restricted Securities” and subject to the limitations noted above. The Fund will typically acquire PIPEs in directly negotiated transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. As PIPEs are “restricted,” the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE investments may also be deemed illiquid. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering restricted securities it holds with the SEC.

Rule 144A Securities. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

The Board has determined that Rule 144A securities may be considered liquid securities if so determined by Nuveen Fund Advisors [or Wellington Management]. Nuveen Fund Advisors [and Wellington Management] have adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, Nuveen Fund Advisors [or Wellington Management] may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. Nuveen Fund Advisors [and Wellington Management] will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes.

Non-U.S. and Emerging Market Issuers

The Fund’s investments in foreign securities may include investments in securities which are purchased and sold in foreign currencies. Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange-traded funds and other investment companies that provide exposure to foreign issuers.

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Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

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Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. For a discussion of the U.S. federal income tax consequences applicable to foreign investors, see “Tax Matters—Certain of the Fund’s Investments—Foreign Investments.”

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Foreign Securities Exchanges

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities

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transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested. In addition, settlement problems could cause the Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

Depositary Receipts — ADRs, EDRs, and GDRs

The Fund’s investments in non-U.S. issuers may include investment in depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Securities Rated Below Investment Grade

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest or dividends and repay liquidation preference or principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest, dividends, liquidation preference or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest or dividends and repay liquidation preference or principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares.

The secondary markets for these securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and the participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is

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generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past. See “Risks—Below Investment Grade Risk” in the Prospectus.

Debt Securities

The Fund’s investments in debt securities may include investments in securities of non-technology companies. The Fund may invest in securities of any credit quality and all of the Fund’s investments in debt securities may be rated below investment grade or unrated. Investments in below investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

Debt securities are generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt securities of any quality and such debt securities may be secured or unsecured. In addition, certain debt securities in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

Corporate Debt Securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

High Yield Securities. Bonds that are rated lower than investment grade are commonly referred to as high yield securities or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield securities issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

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Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Wellington Management, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Wellington Management will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Wellington Management will demand additional collateral from the issuer to increase Wellington Management of the collateral to at least that of the repurchase price, including interest.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds that invest primarily in technology companies in which the Fund may invest directly, to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the 1940 Act. The 1940 Act imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by any one investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by all investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive technology company securities available in the market, or when Wellington Management believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Wellington Management or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for, and currently does not intend to apply for, such exemptive relief, but reserves the right to do so in the future. As a stockholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Wellington Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. The net asset value and market value of leveraged shares will be more volatile and the

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yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Nuveen Fund Advisors and Wellington Management.

Exchange-Traded Funds (ETFs)

The Fund may invest in ETFs, which are typically investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or the NASDAQ. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. See also “—Other Investment Companies.”

Preferred Stock

Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improve.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by Wellington Management for inclusion in the Fund’s portfolio.

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Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, related indexes and other assets. The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate swaps), options on equity securities, and options on equity securities indices, options on financial futures, structured notes or other derivative instruments. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

Nuveen Fund Advisors has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. [In addition, pursuant to Section 4(m)(3) of the CEA, [Wellington Management] is exempted from registration as a commodity trading advisor and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund.] Under CFTC Regulation 4.5, if the Fund uses futures, options on futures or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such/ positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Fund intends to comply with Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Fund.

The Fund reserves the right to engage in transactions involving futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Nuveen Fund Advisors’ and Wellington Management views as to certain market movements are incorrect, the risk that the use of Derivatives could result in significantly greater losses than if they had not been used.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total

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market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Options. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase call options or write “covered” put and call options on securities or fixed income instruments or on futures contracts on securities or stock indexes. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, the Fund will seek to benefit from an increase in the market price of the underlying investment. If a call option purchased is not sold or exercised when it has remaining value, or remains equal to or below the exercise price, during the life of the option, the Fund will lose its investment in the option. For the purchase of a call option to be profitable, the market price of the underlying investment must increase sufficiently above the exercise price to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until

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the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct

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bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, Wellington Management must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that Wellington Management deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.

The Fund may sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

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The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Futures and Options Risk. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent Nuveen Fund Advisors’ and Wellington Management’s views as to certain market movements are incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options. See “Leverage.”

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Risks Associated with Selling Options. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of

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the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Over-the-Counter Option Risk. The Fund may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Tax Risk. Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. Generally, the income from an OTC option written by the Fund will not be recognized by the Fund for tax purposes until the option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

The Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position.

Forward Currency Contracts and other Foreign Currency Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or

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terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Fund. The Fund also may use currency futures contracts and options thereon (see “—Futures Contracts” and “—Options on Futures Contracts” above) for the same purposes.

Transaction Hedges. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the subadviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. The Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions. Nuveen Asset Management’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the subadviser’s view regarding future exchange rates proves to have been incorrect, the Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to

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create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Nuveen Asset Management to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risk Factors.”

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Fund Advisors or Wellington Management is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. See “Risks—Derivatives Risk, Including the Risk of Swaps” in the Prospectus.

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Use of Segregated and Other Special Accounts. Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.

OTC options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Zero Coupon Securities

The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

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Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Exchange-Traded Notes

Exchange-traded Notes (“ETNs”) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. Wellington Management will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

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The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

U.S. Government Obligations

Securities issued or guaranteed by U.S. Government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

New Securities and Other Investment Techniques

New types of securities and other investment and hedging practices are developed from time to time. Nuveen Asset Management and Wellington Management expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if Nuveen Asset Management or Wellington Management believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, Nuveen Asset Management and Wellington Management may use investment techniques and instruments that are not specifically described herein.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.

During the period in which the net proceeds of the offering of Common Shares are being invested, the proceeds from the issuance of Preferred Shares, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which Nuveen Fund Advisors or Wellington Management determines that it

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is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. Nuveen Fund Advisors’ and Wellington Management’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Wellington Management will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

(4) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

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(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

For purposes of the Fund’s option overlay, when the Fund writes a custom basket call option, such an option is considered “covered” if the Fund maintains with its custodian assets determined to be liquid by Nuveen Fund Advisors (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. An index call option is considered “covered” if: (i) the Fund maintains with its custodian segregated or earmarked assets determined to be liquid by [Nuveen Asset Management] (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the applicable index or (ii) the Fund holds a call on the same index as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by [Nuveen Asset Management]. Additionally, a call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration or, if additional cash consideration is required, cash or other assets determined to be liquid by Nuveen Fund Advisors (in accordance with procedures established by the Board) in such amount are segregated or earmarked by the Fund’s custodian.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. [Nuveen Fund Advisors] will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

[LOAN OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any

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time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.]

INITIAL PORTFOLIO COMPOSITION

Based on current market conditions, the Fund anticipates that immediately after the initial investment period (expected to be completed approximately three months after the completion of this offering), its portfolio will primarily be comprised of technology companies with approximately 80% of the Fund’s Managed Assets in equity securities and approximately 20% of the Fund’s Managed Assets in convertible securities. The Fund’s option overlay on the equity securities in the initial portfolio is anticipated to be approximately 30% of Managed Assets. The Fund’s investments in securities of private companies are opportunistic in nature and will grow over time up to a maximum of 25% of the Fund’s Managed Assets. Current market conditions may change and the Fund may not be able to invest its initial portfolio as planned. The Fund’s portfolio allocations may vary over time consistent with the Fund’s investment policies described in this Statement of Additional Information.

PORTFOLIO TRADING AND TURNOVER

Portfolio trading may be undertaken to accomplish the investment objective of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Wellington Management or Nuveen Asset Management believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

A security also may be sold when Wellington Management or Nuveen Asset Management anticipates a change in the price of such security, Wellington Management or Nuveen Asset Management believes the price of a security has reached or is near a realistic maximum, or there are other securities that Wellington Management or Nuveen Asset Management believes are more attractive given the Fund’s investment objective. The Fund also may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. The Fund anticipates that its annual portfolio turnover rate will generally exceed 100%. The rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Fund Advisors (the “management agreement”), is the responsibility of the Board of Trustees. The number of trustees of the Fund is twelve, two of whom are “interested persons” (as the term “interested person” is defined in the 1940 Act) and ten of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen Investments, Nuveen Fund Advisors, Nuveen Asset Management, Wellington Management or their respective affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the [2016] annual meeting, the Class II trustees serving until the [2017] annual meeting and the Class III trustees serving until the [2015] annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II and Robert P. Bremner, Jack B. Evans, William J. Schneider and Thomas S. Schreier, Jr. are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The independent trustees of the Fund are directors or trustees, as the case may be, of [108] Nuveen Investments-sponsored open-end funds (the “Nuveen Mutual Funds”) and [97] Nuveen Investments-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”). The interested trustees of the Fund are directors or trustees, as the case may be, of [32] Nuveen Mutual Funds and [97] Nuveen-sponsored closed-end funds.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Independent Directors:
William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board and Trustee	Term—Class III Length of service— Since 1996	Chairman of Miller- Valentine Partners, a real estate investment company; Board Member, Med-America Health System, of Tech Town, Inc., a not-for profit Community development company, and of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University or Dayton Business School Advisory Council.	205	None

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (1940)	Trustee	Term— Class III Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	205	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term— Class III Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	205	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class I Length of service— Since 2004	Dean Emeritus (since June 30, 2012), formerly Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	205	Director (since 2004) of Xerox Corporation

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Trustee	Term—Class II Length of service— Since 2005

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				205	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Trustee	Term—Class II Length of service— Since 2013

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American

Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007- 2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001- 2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996- 2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				205	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of service— Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance; formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	205	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	205	Director, CBOE Holdings, Inc. (since 2010)

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (1944)	Trustee	Term—Class I Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	205	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (1959)	Trustee	Term—Class II Length of service— Since 2008

Managing Partner, Promus Capital (since 2008); Director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and

LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America,

Inc. (2008-2013); formerly, CEO and

President, Northern Trust Global

Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending

(2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather

Foundation Board (since 2012) and a member of its investment committee; formerly, member, Northern Trust Mutual Funds Board

(2005-2007), Northern Trust Global

Investments Board (2004-2007), Northern Trust Japan Board

(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and

Northern Trust Hong Kong Board (1997-2004).

				205	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Interested Trustees :
William Adams IV* 333 West Wacker Drive Chicago, IL 60606 (1955)	Trustee	Term—Class II Length of service— Since 2013	Senior Executive Vice President, Global Structured Products (since 2010) formerly, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors LLC (since 2011); President (since 2011) formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	129	None

Thomas S. Schreier, Jr.* 333 West Wacker Drive Chicago, IL 60606 (1962)	Trustee	Term—Class III Length of service— Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co- President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	129	None

*	Mr. Adams and Mr. Schreier are “interested persons” of the Fund, as defined in the 1940 Act, by reason of their positions with Nuveen Investments and certain of its subsidiaries.

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (1956)	Chief Administrative Officer	Term—Until August 2015— Length of Service—Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice president and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	205

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1962)	Vice President	Term—Until August 2015— Length of Service—Since 2007	Managing Director of Nuveen Securities, LLC.	97

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (1964)	Vice President	Term—Until August 2015— Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	205

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (1945)	Vice President	Term—Until August 2015— Length of Service—Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	205

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (1954)	Vice President and Controller	Term—Until August 2015— Length of Service—Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and, Vice President (2005-2010) of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	205

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (1970)	Vice President and Treasurer	Term—Until August 2015— Length of Service—Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Investment Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC, and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	205

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (1970)	Chief Compliance Officer and Vice President	Term—Until August 2015— Length of Service—Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	205

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (1961)	Vice President	Term—Until August 2015— Length of Service—Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	205

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (1966)	Vice President and Secretary	Term—Until August 2015— Length of Service—Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investment Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	205

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (1953)	Vice President and Assistant Secretary	Term—Until August 2015— Length of Service—Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	205

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 (1978)	Vice President and Assistant Secretary	Term—Until August 2015 Length of Service—Since August 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	205

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Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board”) oversees the operations and management of the Nuveen Funds (the “Funds”), including the duties performed for the Funds by the investment advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Closed-End Funds Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board also may from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. William J. Schneider, Chair, William Adams IV and Judith M. Stockdale serve as the current members of the Executive Committee of the Board.

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The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee also may consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Funds.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including suggestions from Fund security holders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience,

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time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from Nuveen Fund Advisors, subadvisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Funds. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen Investments regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer.

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The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider.

Board Diversification and Trustee Qualifications

Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this SAI, that each current trustee should serve as a trustee of the Fund.

William Adams IV. Mr. Adams, an interested Director/Trustee of the Nuveen Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“M.B.A.”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner. Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his M.B.A. from Harvard University.

Jack B. Evans. President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Vice Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and a M.B.A. from the University of Iowa.

William C. Hunter. Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past

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President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert. Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Banc One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Banc One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and Member of the Investment Committee of Luther College. He also is a member of the Board of Directors (Milwaukee) of College Possible. He received his Bachelor of Arts from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson. Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He is on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of The Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider. Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the boards of WDPR Public radio station, of Med-America Health System and of Tech Town, Inc., a non-for-profit Dayton community development corporation. He is formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr. Mr. Schreier, an interested Director/Trustee of the Nuveen Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing

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Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale. Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer. Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined the Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth. Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is

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Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent chairman

The trustees have elected William J. Schneider as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the annual meeting of shareholders in [2016]; Class II trustees will serve until the annual meeting of shareholders in [2017]; and Class III trustees will serve until the annual meeting of shareholders in [2015]. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus.

Share ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of [                    , 2014]:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
William Adams IV*	None	[Over $	100,000

Robert P. Bremner	None	Over $	100,000

Jack B. Evans	None	Over $	100,000

William C. Hunter	None	Over $	100,000

David J. Kundert	None	Over $	100,000

John K. Nelson*	None		None

William J. Schneider	None	Over $	100,000

Thomas S. Schreier, Jr.*	None	Over $	100,000

Judith M. Stockdale	None	Over $	100,000

Carole E. Stone	None	Over $	100,000

Virginia L. Stringer	None	Over $	100,000

Terence J. Toth	None	Over $	100,000	]

*	Appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

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No trustee who is not an interested person of the Fund or any of his or her immediate family members owns beneficially or of record, any security issued by Nuveen Fund Advisors, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors or Nuveen Investments.

Compensation

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen Investments serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

	Estimated Aggregate Compensation from Fund(1)		Amount of Total Compensation That Will Be Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	$	[	$—	$	[

Jack B. Evans			—

William C. Hunter			—

David J. Kundert			—

John K. Nelson(4)			—

William J. Schneider			—

Judith M. Stockdale			—

Carole E. Stone			—

Virginia L. Stringer			—

Terence J. Toth		]	—		]

(1)	Based on the estimated aggregate compensation to be earned by the independent trustees for the period ending [ , 2015], representing the Fund’s first fiscal year, for services to the Fund.
(2)

Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

(3)

Based on the compensation paid (including any amounts deferred) for the calendar year ended                                         , 2014 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

Independent trustees receive a $150,000 annual retainer plus (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board of Trustees; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board Meetings where

49

in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board of Trustees receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER

Nuveen Fund Advisors will be responsible for determining the Fund’s overall investment strategy and its implementation, including the Fund’s allocation to equity and convertible securities, the Fund’s use of leverage and ongoing monitoring of Wellington Management and Nuveen Asset Management. Nuveen Fund Advisors also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. For additional information regarding the management services performed by Nuveen Fund Advisors and further information about the investment management agreement between the Fund and Nuveen Fund Advisors, see “Management of the Fund” in the Prospectus.

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $231 billion of assets under management as of June 30, 2014. According to Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end funds as measured by the number of funds (97) and the amount of fund assets under management (approximately $60 billion) as of September 2014. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf. The Fund has not applied for, and currently does not intend to apply for, such relief, but reserves the right to do so in the future.

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On October 1, 2014, Nuveen Investments was acquired by TIAA-CREF. TIAA-CREF is a national financial services organization with approximately $[844] billion in assets under management, as of June 30, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments is a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments operates as a separate subsidiary within TIAA-CREF’s asset management business.

Nuveen Fund Advisors has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, Nuveen Fund Advisors owned 100% of the outstanding Common Shares. Nuveen Fund Advisors may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of Gresham, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

SUBADVISERS

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2014, Wellington Management had investment management authority with respect to approximately $892 billion in assets. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership. With an institutional track record in technology dating back to September 1997, the Wellington Management’s Global Technology Team manages $7.4 billion in dedicated broad technology and sector specific portfolios (as of September 30, 2014).

Nuveen Fund Advisors and Wellington Management are unaffiliated registered investment advisers.

Nuveen Asset Management, a registered investment adviser, serves as the Fund’s subadviser responsible for managing the Fund’s equity futures investments and the option overlay. Nuveen Asset Management is a wholly owned subsidiary of Nuveen Fund Advisors. As of June 30, 2014, Nuveen Asset Management had approximately $127 billion of assets under management. Nuveen Asset Management’s Quantitative Equity Strategy team manages over $1 billion in equity and option overlays for six Nuveen managed closed-end funds as of September 30, 2014.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Managers. John Averill, Nate Levy, Keith Hembre and David Friar will serve as the Fund’s portfolio managers. John Averill is the portfolio manager of the equity allocation. Nate Levy is the portfolio manager of the convertible allocation. Keith Hembre and David Friar are the portfolio managers of the fund’s equity futures investments and the option overlay.

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In addition to serving as a portfolio manager to the Fund, Mr. Averill is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of [                                        , 2014] unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)

Registered Investment Company

Other Pooled Investment Vehicles

Other Accounts

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)

Registered Investment Company

Other Pooled Investment Vehicles

Other Accounts

In addition to serving as a portfolio manager to the Fund, Mr. Levy is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of [                                        , 2014] unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)

Registered Investment Company

Other Pooled Investment Vehicles

Other Accounts

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)

Registered Investment Company

Other Pooled Investment Vehicles

Other Accounts

In addition to serving as a portfolio manager to the Fund, Mr. Hembre is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of [                                        , 2014] unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)

Registered Investment Company

Other Pooled Investment Vehicles

Other Accounts

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)

Registered Investment Company

Other Pooled Investment Vehicles

Other Accounts

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In addition to serving as a portfolio manager to the Fund, Mr. Hembre is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of [                                        , 2014] unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)

Registered Investment Company

Other Pooled Investment Vehicles

Other Accounts

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)

Registered Investment Company

Other Pooled Investment Vehicles

Other Accounts

Portfolio Manager Securities Ownership

Because the Fund has not commenced operations, the portfolio managers did not own any securities of the Fund as of the date of this SAI.

Portfolio Manager	Dollar Range of Securities Beneficially Owned
John Averill	None

Nate Levy	None

Keith Hembre	None

David Friar	None

Wellington Management Portfolio Manager Compensation

Wellington Management will receive a fee based on the Fund’s Managed Assets as set forth in the Subadvisory Agreement between Wellington Management and the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of the date of this Statement of Additional Information.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s portfolio managers includes a base salary and incentive components. The base salary for each portfolio manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other portfolio manager is determined by the portfolio manager’s experience and performance in his role as a portfolio manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a portfolio manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the portfolio manager. Each portfolio manager’s incentive payment relating to the portfolio is linked to the gross pre-tax performance of the portion of the portfolio managed by the portfolio manager compared to the benchmark index and/or peer group identified below over one and three

53

year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive structures to other accounts managed by the portfolio manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Averill is a partner of the firm.

Fund	Benchmark Index and/or Peer Group
TBD

Wellington Management Conflict of Interest Policies

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. The Fund’s portfolio managers listed in the prospectus as responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management receives for managing the Fund. Averill and Levy also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

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Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Nuveen Asset Management Portfolio Manager Compensation

Compensation.  Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.  Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Nuveen Asset Management Conflict of Interest Policies

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

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The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Code of Ethics

The Fund, Nuveen Fund Advisors, Wellington Management, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code of ethics may invest in securities for their personnel investment accounts, including securities that may be purchased or held by the Fund, but only so long as such investments are made in accordance with a code’s requirements. Text-only versions of the codes of ethics of the Fund, Nuveen Fund Advisors, Nuveen Asset Management and Wellington Management can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

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PROXY VOTING POLICIES AND PROCEDURES

Nuveen Fund Advisors has delegated to Wellington Management the authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix A hereto. Information regarding how the Fund voted proxies (for periods subsequent to the Fund commencing operations) relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Wellington Management and Nuveen Asset Management are primarily responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. Commissions are negotiated with broker/dealers on all transactions.

Pursuant to the Management Agreement and the Subadvisory Agreements, each of Nuveen Fund Advisors, Wellington Management and Nuveen Asset Management is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of Nuveen Fund Advisors, Wellington Management and Nuveen Asset Management in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to the Fund and/or the other accounts over which Nuveen Fund Advisors, Wellington Management or their affiliates exercise investment discretion. Nuveen Fund Advisors, Wellington Management and Nuveen Asset Management are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management may also have arrangements with brokers pursuant to which such brokers provide research services to Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management do not believe that the receipt of such brokerage and research services significantly reduces the expenses of Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

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Research services furnished to Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management by brokers that effect securities transactions for the fund may be used by Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to Nuveen Fund Advisors or Wellington Management by brokers who effect securities transactions for other investment companies and accounts which Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management manages may be used by Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management, as applicable, in servicing the Fund. Not all of these research services are used by Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management in managing any particular account, including the Fund.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of Nuveen Fund Advisors’, Wellington Management’s or Nuveen Asset Management’s other clients. Investment decisions for the Fund and for Nuveen Fund Advisors’, Wellington Management’s or Nuveen Asset Management’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the Fund and for other portfolios managed by Nuveen Fund Advisors, Wellington Management or Nuveen Asset Management, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. The Fund may engage inactive and frequent trading of portfolio securities to pursue its investment objective and may have portfolio turnover in excess of 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its shareholders.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus, non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Declaration provides that each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the

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Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, and will trade under the ticker symbol “[            ].” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by [4.5]% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $23.875 before deducting offering expenses. Net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund. Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.05 per Common Share. See “Use of Proceeds” in the Prospectus.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration. [Based on current market conditions, the Fund does not intend to issue Preferred Shares within 12 months after the completion of this offering, but may do so subsequently if the Fund’s Board of Trustees determines it to be in the best interests of Common Shareholders.]

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the Preferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred

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Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in this SAI. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any issuance of Preferred Shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as Preferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any Preferred Shares.

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BORROWINGS

The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after issuing any such debt, must have an “asset coverage” of at least 300%. With respect to any such debt, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of debt may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt would be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund. In addition to debt, the Fund also may borrow up to an additional 5% of its total assets for temporary emergency purposes.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time if the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share

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repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Common Shares and Preferred Shares, if issued in the future, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Preferred Shares, if issued in the future, outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Common Shares would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

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Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. Common Shareholder or other U.S. shareholder and that you hold your shares as a capital asset (generally, for investment). A U.S. Common Shareholder means a person (other than a partnership) that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. We have not sought and will not seek any ruling from the Internal Revenue Service regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, local, foreign, or other taxing jurisdiction.

The discussion below does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares and partners in such a partnership should consult their tax advisors about the U.S. federal income tax considerations of the purchase, ownership and disposition of Common Shares.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets

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certain requirements with respect to the nature of its income. To qualify as a regulated investment company, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must, at the close of each quarter of the taxable year, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income from the interests in certain qualified publicly traded partnerships, and net short-term capital gains in excess of net long-term capital losses) each taxable year. If the Fund failed to meet the asset diversification test described above with respect to any quarter, the Fund would nevertheless be considered to have satisfied the requirements for such quarter if the Fund cured such failure within 6 months and either (i) such failure was de minimis or (ii) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the Fund reported the failure under Treasury Regulations to be adopted and paid an excise tax.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its Common Shareholders at least annually, substantially all of its investment company taxable income and net capital gains (except for net capital gains credited to them but retained by the Fund).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed as an ordinary

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corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividends. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” (as defined below) in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to Common Shareholders.

Distributions

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, shareholders of record as of the end of the Fund’s taxable year will include their allocable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by the amount of their allocable share of the allocated gain in excess of the tax that is deemed to have been paid on their behalf. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term capital gains will be taxable as ordinary income. The maximum long-term capital gain tax rate applicable to individuals and other non-corporate shareholders is currently 20%.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each shareholder (up to the amount of the shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the shareholder’s adjusted basis in his or her Common Shares, thereby increasing the potential gain or reducing the potential loss on the subsequent sale or other disposition of the Common Shares. A corporation that owns Fund shares may be eligible for the DRD with respect to a portion of the distributions it receives from the Fund, provided the Fund designates the eligible portion and the corporate shareholder satisfies certain holding period requirements. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the DRD.

Distributions of “qualified dividend income” to individual taxpayers are taxed at rates applicable to long-term capital gains. This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.

An additional tax at a rate of 3.8% applies to some or all of the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to Common Shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of

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Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the taxation of net investment income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, it intends each year to allocate capital gain dividends, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and Preferred Shares. Since the Fund’s current and accumulated earnings and profits in the event of the issuance of Preferred Shares will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (including net capital gain retained by the Fund but deemed distributed to shareholders) with respect to such shares.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to regulated investment companies. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investments in custom OTC options (or in options with respect to individual stocks) generally will be treated as equity options governed by Section 1234 of the Code. Under that section, if the Fund’s position in a written option expires unexercised, the premium received is short-term capital gain to the

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Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund is cash settled, any resulting gain or loss will be short-term. Any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

If the Fund invests in options that qualify as “section 1256 contracts,” including options on indices and sectors of securities, Section 1256 of the Code generally requires any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally would be required to “mark to market” (i.e., treat as sold for fair market value) each such outstanding option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange traded index options, section 1256 contracts under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts. It cannot be predicted whether the Fund will invest to any significant extent in section 1256 contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.

If the Fund invests in a private company that is treated as a partnership for U.S. federal income tax purposes, the Fund will generally need to determine whether it has satisfied the RIC income and diversification requirements based on the Fund’s share of the income earned by, and assets held by, the private company. This information, however, may not be available to the Fund on a timely basis. In addition, if the amount of income allocated to the Fund by such a private company exceeds its cash distributions to the Fund, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

67

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

Investment by the Fund in “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from such a company or on the proceeds from the sale of its investment in such a company. A “passive foreign investment company” is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Passive income for this purpose does not include rents and royalties received by the foreign corporation from active businesses and certain income received from related persons. The tax on PFIC distributions and the sale of interests in PFICs cannot be eliminated by making distributions to Fund shareholders; however, it can be avoided by making an election to mark such investments to market annually (treating gains as ordinary income) or to treat the passive foreign investment company as a “qualified electing fund” (a “QEF election”). In this case, the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. The Fund may not be able to make a QEF election due to the difficulty of satisfying the requirements of QEF elections. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

The Fund may be subject to foreign withholding or other taxes with respect to income from foreign securities, which could reduce the amount of the Fund’s distributions. Shareholders may be able to claim a credit or deduction for foreign taxes if more than 50% of the Fund’s assets are invested in foreign securities at the end of a fiscal year and the Fund makes an election to pass through to the shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to the shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue

68

Service that they are subject to backup withholding. The withholding percentage is currently 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of Fund shares.

Income Not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. If an exemption that applied to dividends with respect to taxable years of a RIC beginning before January 1, 2014 is extended, then distributions which are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” would be exempt from the 30% withholding rate. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person and satisfy certain other requirements.

Distributions of capital gain dividends (including any amounts retained by the Fund which are reported as undistributed capital gains) and gains recognized on the sale or other disposition of our common stock will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Tax-Matters — Backup Withholding.”

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders also may be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

69

FATCA Reporting and Withholding Requirements

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays, and the gross proceeds of certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or W-8BEN, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Foreign shareholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in Fund shares.

Other Tax Considerations

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

EXPERTS

The Financial Statements of the Fund will be audited by [            ], an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and will be included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [            ] provides assistance on accounting, tax and related matters to the Fund. The principal business address of [            ] is [            ].

CUSTODIAN AND TRANSFER AGENT

The custodian and transfer agent of the assets of the Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

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ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be provided]

72

FINANCIAL STATEMENTS

NUVEEN TECHNOLOGY OPPORTUNITIES FUND

[To be provided]

73

APPENDIX A

[WELLINGTON MANAGEMENT COMPANY LLP PROXY VOTING POLICY]

[To be Provided]

A-1

Nuveen Technology Opportunities Fund

Common Shares

STATEMENT OF ADDITIONAL INFORMATION

[                    , 2015]

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to this Registration Statement on Form N-2.

2.	Exhibits:

a.	Declaration of Trust dated October 23, 2014.

b.	By-laws of Registrant.

c.	None.

d.	None.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Investment Management Agreement dated [ ].*

g.2	Wellington Management Company, LLP Sub-Advisory Agreement dated [ ].*

g.3	Nuveen Asset Management, LLC Sub-Advisory Agreement dated [ ].*

h.1	Form of Underwriting Agreement.*

h.2	Form of Dealer Letter Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of [ ] Master Selected Dealers Agreement.*

h.5	Form of [ ] Master Agreement Among Underwriters.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).*

j.2	Appendix A to Custodian Agreement dated , 201 .*

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002 (the “Transfer Agency Agreement”).*

k.2	Amendment dated July 1, 2011 to the Transfer Agency Agreement.*

k.3	Schedule A to the Transfer Agency Agreement dated [ ].*

l.1	Opinion and Consent of K&L Gates LLP.*

l.2	Opinion and Consent of [Bingham McCutchen LLP].*

m.	Not Applicable.

n.	Consent of [ ].*

o.	None.

p.	Subscription Agreement of Nuveen Fund Advisors dated , 201 .*

q.	None.

r.1	Code of Ethics of Nuveen Investments.*

r.2	Code of Ethics of Wellington Management Company LLP.*

s.	Power of Attorney.

*	To be filed by amendment.

Item 26: Marketing Arrangements

See Sections                      of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

See Paragraph                      of the Form of Dealer Letter Agreement filed as Exhibit h.2 to this Registration Statement.

See Sections                      of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

See Sections                      of the Form of Master Selected Dealers Agreement filed as Exhibit h.4 to this Registration Statement.

See                      of the Form of Master Agreement Among Underwriters filed as Exhibit h.5 to this Registration Statement.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$ 2.91
Financial Industry Regulatory Authority fees	$504.00
Promotion	$ *
Printing and engraving expenses	$ *
Legal Fees	$ *
Exchange listing fees	$ *
Audit	$ *
Miscellaneous expenses	$ *

Total	$ *

*	To be filed by amendment.

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At November 4, 2014:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	none

Item 30: Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 deductible for all other claims, with $0 deductible for individual insureds.

Section [            ] of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser and Subadviser

Nuveen Fund Advisors manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Robert D. Luse, Executive Vice President	Executive Vice President of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy, Executive Vice President and Secretary

Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Winslow Capital Management, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary (since 2013) of Nuveen Commodities Asset Management, LLC.

Joseph T. Castro, Managing Director and Chief Compliance Officer	Managing Director (since 2011), Head of Compliance (since 2013) of Nuveen Investments, Inc.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Stuart J. Cohen, Managing Director and Assistant Secretary

Managing Director and Assistant Secretary of Nuveen Asset Management, LLC, Nuveen Investments, Inc. and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Sherri A. Hlavacek, Managing Director and Controller

Managing Director and Corporate Controller of Nuveen Investments, Inc. and Nuveen Securities, LLC; Managing Director and Controller of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Winslow Capital Management, LLC, and Symphony Asset Management LLC; Certified Public Accountant.

Lucas A. Satre, Senior Vice President and Assistant Secretary

Senior Vice President, General Counsel and Secretary of Nuveen Securities, LLC; Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

The principal business address of Wellington Management, a subadviser of the Fund, is 280 Congress Street, Boston, Massachusetts, 02210. Wellington Management, is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no officer or director of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Item 32: Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-laws, minutes of Trustees’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 6th day of November, 2014.

NUVEEN TECHNOLOGY OPPORTUNITIES FUND

/S/ KEVIN J. MCCARTHY
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/S/ STEPHEN D. FOY STEPHEN D. FOY	Vice President and Controller (principal financial and accounting officer)	November 6, 2014

/S/ GIFFORD R. ZIMMERMAN GIFFORD R. ZIMMERMAN	Chief Administrative Officer (principal executive officer)	November 6, 2014

WILLIAM ADAMS IV*	Sole Trustee

BY:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Attorney-In-Fact
November 6, 2014

*	The original power of attorney authorizing Kevin J. McCarthy, Gifford R. Zimmerman and Eric F. Fess, among others, to execute this Registration Statement, and Amendments thereto, for the sole trustee of the Registrant on whose behalf this Registration Statement is filed, has been executed and is filed herewith as an Exhibit.

INDEX TO EXHIBITS

a.	Declaration of Trust dated October 23, 2014.

b.	By-laws of Registrant.

c.	None.

d.	None.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Investment Management Agreement dated [ ].*

g.2	Wellington Management Company, LLP Sub-Advisory Agreement dated [ ].*

g.3	Nuveen Asset Management, LLC Sub-Advisory Agreement dated [ ].*

h.1	Form of Underwriting Agreement.*

h.2	Form of Dealer Letter Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of [ ] Master Selected Dealers Agreement.*

h.5	Form of [ ] Master Agreement Among Underwriters.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).*

j.2	Appendix A to Custodian Agreement dated , 201 .*

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002 (the “Transfer Agency Agreement”).*

k.2	Amendment dated July 1, 2011 to the Transfer Agency Agreement.*

k.3	Schedule A to the Transfer Agency Agreement dated [ ].*

l.1	Opinion and Consent of K&L Gates LLP.*

l.2	Opinion and Consent of [Bingham McCutchen LLP].*

m.	Not Applicable.

n.	Consent of [ ].*

o.	None.

p.	Subscription Agreement of Nuveen Fund Advisors dated , 201 .*

q.	None.

r.1	Code of Ethics of Nuveen Investments.*

r.2	Code of Ethics of Wellington Management Company LLP.*

s.	Power of Attorney.

*	To be filed by amendment.